SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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COLLECTORS UNIVERSE, INC.

(Name of Registrant as Specified In Its Charter)

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COLLECTORS UNIVERSE, INC.
1921 E. Alton Avenue
Santa Ana, California 92705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, December 5, 2006

TO THE STOCKHOLDERS OF COLLECTORS UNIVERSE, INC.:

The 2006 Annual Meeting of Stockholders of COLLECTORS UNIVERSE, INC. (the “Company”), will be held at the Company’s offices at 1921 E. Alton Avenue, Santa Ana, California 92705 on Tuesday, December 5, 2006, at 10:00 a.m., Pacific Time, for the following purposes:

(1) Election of Directors. To elect the following seven nominees to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected and have qualified:

A. Clinton Allen	A. J. “Bert” Moyer
Deborah A. Farrington	Van D. Simmons
David G. Hall	Bruce A. Stevens
Michael R. Haynes

(2) Approval of 2006 Equity Incentive Plan. To approve the 2006 Equity Incentive Plan for the purpose of replacing the Company’s existing stock incentive plans with a single stock incentive plan that will provide the Compensation Committee with the flexibility to grant not only stock options and restricted shares, as permitted under those existing plans, but also stock appreciation rights and restricted stock units, to officers, directors, employees and consultants of the Company and its subsidiaries. If the 2006 Equity Incentive Plan is approved by the stockholders, stock grants that would otherwise be issuable under the existing stock plans will become issuable, instead, under the 2006 Equity Incentive Plan and there will be no increase in the number of shares that will be available for the grant of options or other stock incentive awards.

(3) Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Additional information regarding these matters is contained in the accompanying Proxy Statement, which stockholders are urged to review. Only stockholders of record at the close of business on October 20, 2006 will be entitled to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors
A. Clinton Allen
Chairman of the Board

Santa Ana, California
October 27, 2006

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE AND SIGN AND RETURN THE ENCLOSED PROXY.

Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

COLLECTORS UNIVERSE, INC.
1921 E. Alton Avenue
Santa Ana, California 92705

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 5, 2006

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Collectors Universe, Inc., a Delaware corporation (the “Company”), for use at its 2006 Annual Meeting of Stockholders to be held on Tuesday, December 5, 2006, at 10:00 A.M., Pacific Time, at the executive offices of the Company, 1921 E. Alton Avenue, Santa Ana, California 92705. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about October 30, 2006.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT
AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this Proxy Statement and multiple Proxies. If you want all of your votes to be counted, please be sure to sign, date and return all of those Proxies.

Who May Vote?

The shares of the Company’s common stock, $.001 par value, constitute the only outstanding class of voting securities of the Company. If you were a stockholder on the records of the Company at the close of business on October 20, 2006 (which is the record date established for the Annual Meeting), you may vote at the Annual Meeting, and at any adjournment or postponement thereof, either in person or by proxy. On that day, there were 8,353,000 shares of our common stock outstanding and entitled to vote.

How Many Votes Do I Have?

Each share is entitled to one vote in the election of directors and on any other matter upon which a vote may properly be taken at the Annual Meeting. Also, in the election of directors, there is no cumulative voting. As a result each stockholder will be entitled, for each share of common stock that such stockholder owns, to cast one vote for a single nominee for each position on the Board of Directors.

In order to vote, you must either designate a proxy to vote on your behalf at the Annual Meeting, or attend the Annual Meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and will be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

A properly executed proxy received by us prior to the Meeting, and not revoked, will be voted as directed by you on that proxy. If you provide no specific direction, your shares will be voted “FOR” the election of the Directors nominated by the Board, “FOR” approval of the Company’s 2006 Equity Incentive Plan (Proposal No. 2), and “FOR” the ratification of the appointment Grant Thornton LLP as the Company’s independent registered public accounting firm (Proposal No. 3).

If any other matter is presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account or by a nominee, please read the information below under captions “How May I Vote” and “Voting Shares Held by Brokers, Banks and Other Nominees” regarding how your shares may be voted.

How May I Vote?

Stockholders should complete, sign, date and return their proxy cards in the postage-prepaid return envelope provided with this Proxy Statement. If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors (except for shares held by brokers, banks and other nominees, as described below). If you forget to sign your proxy card your shares cannot be voted. However, if you sign your proxy card, but forget to date it, your shares will still be voted as you have directed. You should, however, date your proxy card, as well as sign it.

In the alternative, you may attend the Annual Meeting and vote in person. However, if your shares are held in a brokerage account or by a nominee holder, you will need to contact the broker or the nominee holder to obtain a proxy that will enable you to vote your shares in person at the Annual Meeting.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold your shares of Company common stock in a brokerage or nominee account, you are the “beneficial owner” of those shares, holding them in “street name.” In order to vote your shares, you must give voting instructions to your broker or the nominee holder of your shares. We ask brokers and nominee holders to obtain voting instructions from the beneficial owners of shares of our common stock. Proxies that are sent to us by brokers or nominee holders on your behalf will count toward a quorum and will be voted in accordance with the instructions that you have provided to the broker or nominee holder of your shares. If you fail to provide voting instructions, your broker or other nominee will have discretion to vote your shares for the election of the Board’s nominees and the appointment of the Company’s independent registered public accounting firm at the Annual Meeting (unless there is a “counter-solicitation” or your broker has knowledge of a “contest,” as those terms are used in the New York Stock Exchange Rules). However, under the New York Stock Exchange Rules, which are applicable to brokerage firms and are followed by most other nominee holders, without your instructions your shares will not be voted by your broker or nominee holder on the proposal to approve the 2006 Equity Incentive Plan (Proposal No. 2 below).

Required Vote

Quorum Requirement. Our Bylaws require that a quorum — that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting — be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Election of Directors. A plurality of the votes cast is required for the election of Directors. The seven nominees for election to the Board who receive the highest number of votes cast will be elected and any shares voted to “Withhold Authority” will not have any effect on the outcome of the election. Broker non-votes, which relate to shares for which “street” or “nominee” holders do not obtain voting instructions from the beneficial holders and cannot or do not choose to vote the shares on a discretionary basis, are not counted as votes cast and, therefore, also will have no effect on the outcome of the election. However, shares voted to Withhold Authority and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

Approval of 2006 Equity Incentive Plan. Approval of the 2006 Equity Incentive Plan will require the affirmative vote of a majority of the shares present, in person or by proxy, and voted on this Proposal. Abstentions will have the same effect as a vote against this Proposal. Broker non-votes, however, will be treated as if they had not been voted and, therefore, will not be counted, except for quorum purposes.

Ratification of Independent Registered Public Accounting Firm. Ratification of the appointment of the Company’s independent registered public accounting firm will require the affirmative vote of a majority of the shares present, in person or by proxy, and voted on this Proposal. Abstentions will have the same effect as a vote against this Proposal. Broker non-votes, however, will be treated as if they had not been voted and, therefore, will not be counted, except for quorum purposes.

How Can I Revoke My Proxy?

If you are the record owner of your shares and, after you have returned your proxy, you decide to change your vote, you may do so by taking any one of the following actions:

•
Sending a written notice that you are revoking your proxy addressed to the Secretary of the Company, at P.O. Box 6280 Newport Beach, California 92658 and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•	Returning a new proxy with a later date than your earlier proxy. To be effective, that later dated proxy must be received by the Company before the Annual Meeting commences.

•	Attending the Meeting and voting in person or by proxy in a manner different that the instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, and you want to change the voting instructions you have previously given to the broker or nominee holder, you will need to contact your broker or the nominee holder to ascertain the actions you will need to take to change your previous voting instructions.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents certain information as of October 20, 2006, regarding the shares of common stock of the Company beneficially owned by (i) persons known by the Company to hold more than 5% of its shares, (ii) the incumbent directors and the nominees for election to the Board of Directors at the upcoming Annual Meeting, (iii) the executive officers of the Company, and (iv) all of the directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name	Number	Percent of Class
Special Situations Cayman Fund, L.P., Special Situations Fund III QP, L.P., Special Situations Fund III, L.P. Austin W. Marxe and David M. Greenhouse 527 Madison Avenue, 26th floor, New York, NY 10022	774,527(2)	8.8%

David G. Hall P.O. Box 6280 Newport Beach, CA 92658	771,516(3)	8.8%

Shamrock Activist Fund GP, L.L.C., Shamrock Partner Activist Fund L.L.C., Shamrock Activist Value Fund, L.P., Shamrock Activist Value Fund II, L.P., Shamrock Activist Value Fund III, L.P. 4444 Lakeside Drive Burbank, CA 91505	757,575(4)	8.6%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	550,599	6.3%

J.P. Morgan Chase 270 Park Avenue New York, NY 10017	463,910	5.3%

Van D. Simmons	232,358(5)	2.6%

Michael R. Haynes	186,844(6)	2.1%

A. Clinton Allen	90,125(6)	1.0%

Ben A. Frydman	49,375(6)(7)	*

Deborah A. Farrington	42,500(6)	*

A. J. Bert Moyer	42,500(6)	*

Michael J. Lewis	58,750(6)	*

Joseph J. Wallace	15,000(6)	*

Bruce A. Stevens	0	*

All Directors and Executive Officers, as a group (10 persons)	1,488,968(8)	17.0%

* Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Under those rules and for purposes of the table above (a) if a person has decision making power over either the voting or the disposition of any shares, that person is generally deemed to be a beneficial owner of those shares; (b) if two or more persons have decision making power over either the voting or the disposition of any shares, they will be deemed to share beneficial ownership of those shares, in which case the same shares will be included in share ownership totals for each of those persons; and (c) if a person held options or warrants to purchase shares that were exercisable on, or became exercisable within 60 days of, October 20, 2005, that person will be deemed to be the beneficial owner of those shares and those shares (but not shares that are subject to options or warrants held by any other stockholder) will be deemed to be outstanding for purposes of computing the percentage of the outstanding shares that are beneficially owned by that person.

(2)
According to the most recent report on Schedule 13G filed with the SEC by Messrs. Marxe and Greenhouse, 189,717 of these shares are owned by Special Situations Cayman Fund, L.P. (“Cayman”), 537,680 shares are owned by Special Situations Fund III QP, L.P. (“SSFQP”) and 47,130 shares are owned by Special Situations Fund III, L.P. (“SSFIII”). That report states, however, that Messrs. Marxe and Greenhouse share sole voting and dispositive power over all 774,527 of the shares, because they are the controlling principals of AWM Investment Company, Inc., which is the general partner of and investment adviser to Cayman and the general partner of MGP Advisers Limited Partnership (“MGP”), which is the general partner of and investment adviser to SSFQP and SSFIII.

(3)
Includes 46,424 shares held in grantor trusts established for Mr. Hall’s children. Mr. Hall may, under limited circumstances, exercise dispositive power (but he does not have voting power) over those shares and, for that reason, may be deemed to share such dispositive power with the trustees of those trusts.

(4)
According to the most recent report on Schedule 13D filed with the SEC by Shamrock Activist Value Fund, L.P., 382,705 of these shares are owned by Shamrock Activist Value Fund, L.P. (“SAVF”), 319,017 of these shares are owned by Shamrock Activist Value Fund II, L.P. (“SAVF II”) and 55,853 shares are owned by Shamrock Activist Value Fund III, L.P. (“SAVF III”). That report states, however, that Shamrock Partners Activist Fund, L.L.C. (“Shamrock Partners”) has sole voting and dispositive power over all 757,575 of the shares, because Shamrock Partners is the managing member of Shamrock Activist Value Fund GP, L.L.C., which is the general partner of SAVF, SAVF II, and SAVF III.

(5)
Includes 15,474 of the shares held by the grantor trusts established by Mr. Hall for his children that are referred to in footnote (3) above, because Mr. Simmons is a trustee for certain of those trusts. As trustee, he exercises voting power, and shares dispositive power with Mr. Hall, over those 15,474 shares and, therefore, these 15,474 shares are included in both of their respective share ownership totals. Mr. Simmons does not have any financial or pecuniary interest in any of the shares held in these trusts. Also includes 15,000 employee stock options that are exercisable within 60 days of October 20, 2006.

(6)
Includes the following numbers of shares which may be purchased on exercise of employee and director stock options that were exercisable on, or will become exercisable within 60 days of, October 20, 2006: Mr. Haynes - 145,000 shares; Mr. Allen - 81,250 shares; Mr. Frydman - 48,750 shares; Ms. Farrington - 41,500 shares; Mr. Moyer - 37,500 shares; Mr. Lewis - 41,250 shares; and Mr. Wallace - 15,000 shares.

(7)
Does not include, and Mr. Frydman disclaims beneficial ownership of, a total of 4,375 shares owned by other members of the law firm of Stradling Yocca Carlson & Rauth, of which Mr. Frydman is a stockholder and member.

(8)
Includes a total of 425,250 shares which our executive officers and directors have the right to acquire by exercise of stock options that were exercisable on, or will become exercisable within 60 days of, October 20, 2006.

ELECTION OF DIRECTORS
(Proposal No. 1)

The Company’s Bylaws currently provide for a Board of seven directors to serve for a term of one (1) year and until their successors are elected and qualify to serve. The Board of Directors has nominated the seven nominees named below for election as directors at the 2006 Annual Meeting. Unless authority to vote has been withheld, the proxy holders named in the enclosed proxies intend to vote the shares represented by those proxies at the Annual Meeting for the election of all of the nominees named below.

Six of the seven nominees are presently directors of the Company and were elected to the Board of Directors by the Company’s stockholders at the 2005 Annual Meeting, with the sole exception being Bruce A. Stevens, who has been selected by the Board of Directors as the nominee to replace incumbent Ben A. Frydman, who has opted not to stand for re-election. All of the nominees have consented to serve, if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Vote Required and Recommendation of the Board of Directors

Under Delaware law, the seven nominees for election as Directors receiving the highest number of votes at the Annual Meeting will be elected. As a result, proxies voted to “Withhold Authority,” which will be counted, and broker non-votes, which will not be counted, will have no practical effect on the outcome of the election.

The names and certain information, as of October 20, 2006, concerning the nominees for election as Directors is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees:	Age	Director Since	Principal Occupation

A. Clinton Allen	62	2001	Chief Executive Officer of A. C. Allen & Company

Deborah A. Farrington	56	2003	Co-Chairman of StarVest Partners, L.P.

David G. Hall	59	1986*	President of the Company

Michael R. Haynes	55	2003	Chief Executive Officer of the Company

A. J. “Bert” Moyer	62	2003	Business Consultant and Private Investor

Van D. Simmons	55	1986*	President of DHRCC, Inc.

Bruce A. Stevens	64	N/A	President and Chief Executive Officer of Steinway & Sons

*
Although Collectors Universe was organized in February 1999, Messrs. Hall and Simmons were both founders and served as directors of its predecessor company, Professional Coin Grading Service, Inc. beginning in 1986.

A. Clinton Allenhas served as a Director since June 2001 and as Chairman of the Board of Directors since December 2002. Mr. Allen is the CEO of A. C. Allen & Company, a private investment banking consulting firm. He is the Lead Director of Steinway Musical Instruments, one of the world's largest manufacturers of musical instruments. He is also a member of the board of directors of Brooks Automation, Inc., which provides integrated tool and factory automation solutions for the global semiconductor and related industries and the board of directors and Executive Committee of LKQ Corporation, the largest nationwide provider of recycled OEM automotive parts. He also serves on the board of Source Interlink Companies, Inc., a premier direct-to-retail marketing merchandising and fulfillment company for home entertainment content products. He served on the board of directors of Blockbuster Entertainment Corporation from 1986 until its acquisition by Viacom/Paramount in September 1994. Mr. Allen graduated from Harvard University and serves on the Executive Committee of the Friends of Harvard Football, as well as the Harvard Visiting Committee on University Resources and the Harvard Major Gifts Committee. He is a member of the Board of Directors and the President’s Council of the Massachusetts General Hospital.

Deborah A. Farrington is founder and an officer of StarVest Management, Inc. and is, and since 1999 has been, the Co-Chairman of StarVest Partners, L.P., a $150 million private equity fund, which invests primarily in emerging software and business services companies. From 1993 to 1997, Ms. Farrington was President and CEO of Victory Ventures, LLC, a New York-based private equity investment firm. Also during that period, she was a founding investor and chairman of the board of Staffing Resources, Inc., a diversified staffing company which grew from $17 million to $300 million in annual revenues while she served on its board. Ms. Farrington serves on the Boards of ComparisonMarket, Inc., Fieldglass, Inc., NetSuite, Inc. and Perquest, Inc., all of which are private companies. She is a graduate of Smith College and received an MBA from Harvard Business School.

David G. Hall has served as President of Collectors Universe since October 2001 and a Director since its founding in February 1999. From April 2000 to September 2001, Mr. Hall served as the Chief Executive Officer of the Company and as its Chairman from February 1999 to October 2001. Mr. Hall is a director of Professional Coin Grading Service, Inc., the Company’s predecessor and now its wholly-owned subsidiary, and was its Chief Executive Officer from 1986 to February 1999, when it was acquired by the Company. Mr. Hall was honored in 1999 by COINage Magazine as Numismatist of the Century, along with 14 other individuals. In 1990, Mr. Hall was named Orange County Entrepreneur of the Year by INC. Magazine. In addition, he has written A Mercenary’s Guide to the Rare Coin Market, a book dedicated to coin collecting.

Michael R. Hayneshas been the Company’s Chief Executive Officer since January 2003. Prior to joining Collectors Universe, he had served as president, chief operating officer or chief financial officer of eight different companies engaged in the collectibles, precious metals, specialty retail, distribution, e-commerce and manufacturing businesses, including Greg Manning Auctions, Inc., where he served as President and Chief Financial Officer from 1994 to 1995 and Heritage Numismatic Auctions, where he served as President from 1974 to 1990. Mr. Haynes also was one of the co-founding board members of the Industry Council for Tangible Assets, a Washington, D.C. trade association for dealers and auctioneers of tangible and collectible assets, where he served for nine years. Mr. Haynes holds a Master's Degree in Business and a Bachelor of Science Degree in Mechanical Engineering, both from Southern Methodist University. Mr. Haynes also is a CPA.

A. J. “Bert” Moyer, who is now a business consultant and private investor, served from March 1998 until February 2000 as Executive Vice President and Chief Financial Officer for QAD, Inc., a leading provider of enterprise resource planning software applications for global manufacturing companies. Between September 2000 and February 2002, Mr. Moyer was engaged as a consultant to QAD, Inc., assisting in the Sales Operations of the Americas Region. He served as president of the commercial division of the Profit Recovery Group International, Inc. from March until July 2000. Prior to joining QAD, Inc. in 1998, Mr. Moyer was Chief Financial Officer of Allergan, a specialty pharmaceutical company based in Irvine, California. Mr. Moyer serves on the boards of directors of CalAmp Corp., Virco Manufacturing Corporation and LaserCard Corporation, all of which are public companies. Mr. Moyer received his Bachelor of Science degree in Business Administration from Duquesne University and graduated from the Advanced Management Program at the University of Texas, Austin.

Van D. Simmonsis the President of DHRCC, Inc., a direct seller of rare coins. He served as President of the Company’s David Hall Rare Coins Division from October 2000 until March 2004, when we discontinued that business. From July to October 2000, he served as Vice President of Sales of the Company’s Bowers and Merena Division. From 1981 to 1997 he served as the President of DHRCC, Inc. Mr. Simmons was a founding director of the Company in February 1999 and was also a founder and served as a director of its predecessor company, Professional Coin Grading Service, Inc., from 1986 to February 1999. He served as Chairman of the Board of David Hall’s North American Trading, LLC, a retailer of rare coins, from February 1997 to July 2000.

Bruce A. Stevensis the President and Chief Executive Officer of Steinway & Sons, a wholly owned subsidiary of Steinway Musical Instruments, Inc. Steinway & Sons is the maker of fine pianos with manufacturing operations in the United States and Germany and operational facilities in China, Japan and the UK. Mr. Stevens has served in this capacity from September 1985 to the present. He has been a member of the board of directors of the parent company, Steinway Musical Instruments, Inc., one of the world’s largest manufacturers of musical instruments, since 1995. Prior to that, he was employed by Polaroid Corporation for nearly 18 years where he held various positions in both their domestic and international divisions. Mr. Stevens has served on numerous industry and music education organization boards such as Piano Manufacturers Association International, American Music Conference, Music Teacher National Association, New England Conservatory, Lincoln Park Performing Arts Center and Winchester Foundation for Educational Excellence. He is a graduate of the University of Pennsylvania.

There are no family relationships among any of the Company’s officers or directors.

THE BOARD OF DIRECTORS

The Role of the Board of Directors

In accordance with Delaware law and our Bylaws, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

Attendance at Meetings

During fiscal 2006, the Board of Directors of the Company held a total of 10 meetings and all of the directors attended at least 75% of the total of those meetings and the meetings of the Board committees on which they served during the respective periods they served as directors of the Company during that year.

Our Board members are encouraged to prepare for and attend all meetings of our stockholders and all meetings of the Board and the Board committees of which they are members. All of the directors attended the 2005 Annual Meeting of Stockholders.

Number of Directors

The Board currently consists of seven members. Our Bylaws provide that the Board of Directors is authorized to change the authorized number of directors from time to time, as it deems to be appropriate.

Term of Office of Directors - Annual Election of Directors

The Company’s Bylaws provide that directors are elected annually to serve for a term of one year ending at the next Annual Meeting of Stockholders and until their successors are elected. If a vacancy occurs in any Board position between Annual Meetings, the Board may fill the vacancy by electing a new director to that position. The Board of Directors may also create a new director position and elect a new director to hold that position for a term ending at the next Annual Meeting of Stockholders.

Director Independence

The Board has determined, after careful review, that each member of the Board is independent under the definition of independence set forth in the NASDAQ Marketplace Rules that are applicable to companies with shares listed on the NASDAQ Global Market (the “NASDAQ Listed Company Rules”), with the exception of Messrs. Haynes and Hall, who are officers of the Company, and Mr. Simmons who was employed by the Company until March 31, 2004. In reaching this conclusion, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the non-management directors. The Board determined that any relationships that now exist, or may have existed in the past, between the Company and any of the non-management directors have no material effect on their independence.

In accordance with the Board’s independence evaluation, 4 of the 7 incumbent members of the Board are independent directors. In addition, all of the members of the standing committees of the Board are independent directors.

Communications with the Board

Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Corporate Secretary, Collectors Universe, Inc., P.O. Box 6280, Newport Beach, California 92658. The Corporate Secretary will review and forward to the appropriate member or members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Board’s Audit Committee.

Corporate Governance Policies

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to the Company’s stockholders. In September 2004, our Board of Directors adopted the following governance policies, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the new requirements under the NASDAQ Listed Company Rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by those policies include:

•      Director Qualifications, which include measuring each candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities, taking into account the candidate’s employment and other board commitments.

•      Responsibilities of Directors, which include acting in the best interests of all stockholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•     Director access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to the Board from the officers responsible for functional areas of our business.

•      Maintaining adequate funding to retain independent advisors for the Board, as the Board deems to be necessary or appropriate, and also for its standing committees as the members of those committees deem to be necessary or appropriate.

•      Director orientation and continuing education, including programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in the Company’s business and in corporate governance.

•      Annual performance evaluation of the Board, including an annual self-assessment of the Board’s performance as well as the performance of each Board committee.

•      Regularly scheduled executive sessions, without management, are held by the Board. In addition, the Audit Committee meets separately with the Company’s outside auditors.

Code of Business and Ethical Conduct

We have adopted a Code of Business and Ethical Conduct for our officers, employees and directors, as well as specific ethical conduct policies and principles that apply to our Chief Executive Officer, Chief Financial Officer and other key accounting and financial personnel. A copy of our Code of Business and Ethical Conduct is available at the Investor Relations Section of our website at  www.collectors.com. We intend to disclose, at this location on our website, any amendments to that Code and any waivers of the requirements of that Code that may be granted to our Chief Executive Officer or Chief Financial Officer.

Other Governance Matters

In addition to the governance policies discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the certification rules were adopted. We also have adopted charters for our Board committees that comply with applicable NASDAQ Listed Company Rules.

You can access our Board Committee charters, and other corporate governance materials, news releases and SEC filings, by visiting the Investor Relations Section of our website at www.collectors.com.

Committees of the Board of Directors

The Board has two standing committees: an Audit Committee and a Compensation Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in fiscal 2006 is set forth below. The Board of Directors, as a whole, functions as a Board Nominating Committee.

Audit Committee. The members of the Audit Committee are A. J. Bert Moyer, its Chairman, A. Clinton Allen and Deborah A. Farrington. All of the members of the Audit Committee are independent within the meaning of the NASDAQ Listed Company Rules and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors has determined that Mr. Moyer meets the definition of “audit committee financial expert” adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements. In accordance with the Charter and to ensure independence, the Audit Committee meets separately with our outside auditors and separately with members of management. A copy of the Audit Committee Charter, which complies with applicable NASDAQ Listed Company Rules, is accessible at the Investor Relations Section of our website at www.collectors.com.  The Audit Committee held 6 meetings during fiscal 2006.

Compensation Committee. The members of the Compensation Committee are Deborah A. Farrington, its Chairperson, A. Clinton Allen and A. J. Bert Moyer, each of whom is an independent director within the meaning of the NASDAQ Listed Company Rules. The Compensation Committee reviews and approves the salaries and establishes incentive compensation and other benefit plans for our executive officers. Our Board of Directors has adopted a charter setting forth the role and responsibilities of the Compensation Committee. A copy of that charter, which complies with applicable NASDAQ Listed Company Rules, is accessible at the Investor Relations Section of our website at www.collectors.com. The Compensation Committee held 6 meetings during fiscal 2006.

Nominating Committee. The Board of Directors has decided that the full Board of Directors should perform the functions of a nominating committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to our stockholders and, for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. In its role as nominating committee, the Board identifies and screens new candidates for Board membership. Each of the Board members, other than Messrs. Haynes, Hall and Simmons, is an “independent director” within the meaning of the NASDAQ Listed Company Rules that are applicable to membership on a Board Nominating Committee and the Board has decided that actions of the Board, in its role as nominating committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board. Our Board of Directors has adopted a charter setting forth the responsibilities of the Board when acting as a nominating committee. A copy of that charter, which complies with applicable NASDAQ Listed Company Rules, is accessible at the Investor Relations section of our website at www.collectors.com.

The Director Nominating Process. In identifying new candidates for membership on the Board, the Directors will seek recommendations from existing Board members and executive officers. In addition, the Board intends to consider any candidates that may be recommended by any of the Company’s stockholders who submit such recommendations to the Board in accordance with the procedures described below. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it identifying qualified Board candidates.

In assessing and selecting new candidates for Board membership, the Board of Directors will consider such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; the candidate’s independence, including whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including membership on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Stockholder Recommendations of Board Candidates. Any stockholder desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of the upcoming annual stockholders meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate or Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and any other person or persons (naming such other person or persons), on the other hand; (iv) such other information regarding each recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the stockholder’s recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Stockholder Nominations. Our Bylaws provide that any stockholder also may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board of Directors, by giving the Company written notice (addressed to the Secretary of the Company at the Company’s principal offices) of such stockholder’s intention to do so not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. Such notice must be accompanied by the same information, described in the immediately preceding paragraph, regarding such candidate or candidates to be nominated for election to the Board and the nominating stockholder. Any stockholder nomination at any annual meeting that does not comply with these Bylaw requirements shall be ineffective and disregarded. No such notice was received from any stockholder with respect to the upcoming annual meeting and, therefore, the election of directors at that meeting will be uncontested.

Director Compensation

In fiscal 2006, each non-employee director received a fee of $37,500 per year for service as a director and the three non-employee directors who also served as the members of the Audit and Compensation Committees each received an additional annual fee of $27,500 for service on those Committees. No per-meeting fees were paid to any of the directors. The Chairman of the Board of Directors and the Chairpersons of the Audit Committee and Compensation Committee received additional fees of $45,000, $10,000 and $5,000 per year, respectively, for the additional services they perform for the Board of Directors in those capacities.

The following table sets forth the compensation paid to the Company’s non-management directors for their services as directors of the Company in fiscal 2006:
:

	Fees Earned or Paid in Cash ($)	Option Awards (#)
A. Clinton Allen	$110,000(1)	--

A.J. “Bert” Moyer	$75,000(2)	--

Deborah A. Farrington	$70,000(3)	--

Van D. Simmons	$37,500	--

Ben A. Frydman	$37,500	--

(1)   Includes, in addition to the directors's fee of $37,500, fees of $27,500 for services on the audit and compensation committees, and an additional fee of $45,000 as compensation for the additional services that Mr. Allen performed on behalf of the Board of Directors as its Chairman.

(2)   Includes, in addition to the director’s fee of $37,500, fees of $27,500 for service on the Audit and Compensation Committees and an additional fee of $10,000 as compensation for Mr. Moyer’s services as Chair of the Audit Committee.

(3)   Includes, in addition to the director’s fee of $37,500, fees of $27,500 for service on the Audit and Compensation Committees and an additional fee of $5,000 as compensation for Ms. Farrington’s services as Chair of the Compensation Committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Based upon information made available to us, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and officers and any holders of more than 10% of the Company’s shares were satisfied with respect to the Company’s fiscal year ended June 30, 2006.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation for the fiscal years ended June 30, 2006, 2005 and 2004 paid by the Company to its Chief Executive Officer and the other executive officers who earned total cash compensation during fiscal 2006 of more than $100,000 (the “Named Officers”).

Summary Compensation Table

		Cash Compensation ($)		Option Awards		($)
	Fiscal Year	Salary	Bonus	Number of Shares	Fair Value ($)	Total Compensation
Name and Principal Position
Michael R. Haynes	2006	$312,000(1)	$98,500(2)	--	$--	$410,500
Chief Executive Officer	2005	303,129	300,000(2)	80,000	N/A
	2004	273,509	225,051(2)	40,000	N/A

David G. Hall	2006	$300,000	$150,000(2)	--	$--	$450,000
President	2005	300,000	300,000(2)	--	--
	2004	300,000	300,051(2)	--	--

Michael J, Lewis(3)	2006	$178,738	$25,000(2)	--	$--	$203,738
Senior Vice President	2005	221,971	200,000(2)	30,000	N/A
of Finance	2004	223,824	125,051(2)	37,500	N/A

Joseph J. Wallace(3)	2006	$190,000(1)	$50,000	10,000	$46,300(4)	$286,300
Chief Financial Officer	2005	135,000	35,054(5)	5,000	N/A
	2004	5,625(5)	--	15,000	N/A

(1)       Mr. Haynes’ and Mr. Wallace’s salaries were increased effective July 1, 2006 to $352,000 and $199,500, respectively. Mr. Haynes’ salary includes a car allowance of $12,000 per annum.

(2)       The bonuses paid to Messrs. Haynes and Lewis, for each of the years presented, were awarded pursuant to annual incentive compensation plans for each of those years, except that Mr. Haynes’ bonus compensation for fiscal 2004 also included a $25,000 discretionary bonus awarded to him by the Compensation Committee. The bonuses paid under the annual incentive compensation plans were determined on the basis of (i) the Company’s financial performance in each of those years in relation to Company performance targets and (ii) the extent to which those named officers achieved certain individualized performance goals in each of those years. Mr. Hall’s bonuses, for each of the years presented, were paid under incentive compensation plans that rewarded him for the performance of the Company’s collectibles authentication and grading division, which operates under his direct management and supervision. Mr. Hall’s maximum annual bonus was reduced from $300,000 to $150,000 in fiscal 2006.

(3)       Effective September 15, 2005, Mr. Lewis was appointed Senior Vice President - Finance and Mr. Wallace was appointed as Chief Financial Officer, succeeding Mr. Lewis in that position. As a result of his appointment as Chief Financial Officer, Mr. Wallace became an executive officer of the Company for the first time effective September 15, 2005.

(4)      This amount represents the fair value of the options granted in fiscal 2006, which was determined in accordance with SFAS No. 123R and was estimated as of the date of grant using the Black-Scholes option valuation model, which is affected by our stock price and assumptions regarding a number of complex and subjective variables. Those assumptions include, among others, risk-free market interest rates, expected dividend yields of the underlying common stock, expected option lives and expected volatility in the market value of the underlying common stock, as follows:

Fiscal 2006
Risk-free interest rate	4.7%
Expected Dividend Yield	2.3%
Expected option life	5.1 years
Expected volatility	58%

(5)       Mr. Wallace joined the Company on June 11, 2004 and, as a result, his 2004 compensation was paid for the period from that date to June 30, 2004. Mr. Wallace’s fiscal 2005 bonus compensation consisted of a discretionary award to him by the Compensation Committee based on the Company’s financial performance and an evaluation of his individual contributions thereto in fiscal 2005. Mr. Wallace’s fiscal 2006 bonus compensation was awarded pursuant to the same annual incentive compensation plan pursuant to which the 2006 bonuses of Messrs. Haynes and Lewis were paid.

Option Grants in Fiscal 2006

Options are granted by the Compensation Committee of the Board of Directors. It is the practice of the Committee to grant options (i) only on the dates of meetings of the Committee which are scheduled in advance and (ii) at the closing price of the Company’s common stock on the date of grant, thereby eliminating market prices of the Company’s shares as a factor in the granting of stock options.

The following table sets forth information regarding the options to purchase shares of Company common stock that were granted to the Named Officers during the fiscal year ended June 30, 2006:

Named Officers	Number of Securities Underlying Options Granted (1)	Exercise Price ($/Share) (2)	Grant Dates	Vesting Dates	Expiration Dates
Michael R. Haynes	0	N/A	N/A	N/A	N/A

Michael J. Lewis	0	N/A	N/A	N/A	N/A

Joseph J. Wallace	10,000	$12.90	9/15/05	Structured(3)	9/15/2015

(1)   During the fiscal year ended June 30, 2006, the Company granted options to purchase an aggregate of 42,000 shares of common stock, all to employees of the Company (including Mr. Wallace), which represented 0.5% of the number of the Company’s shares that were outstanding on June 30, 2006.

(2)   In each case, the options were granted at an exercise price that was equal to the closing price per share of the common stock of the Company as reported by NASDAQ on the date of the grant.  The closing price per share of the Company’s common stock on June 30, 2006, as reported by NASDAQ, was $13.89.

(3)   These options becomes exercisable in four equal annual installments of 25% of the total number of shares subject to the option, commencing one year after the date of the grant and will expire in 10 years following the grant date unless sooner exercised or terminated.

Option Exercises in Fiscal 2006 and Fiscal Year-End 2006 Stock Option Data

Set forth below is information regarding the options exercised during fiscal 2006 by each of the Named Officers and the fiscal year-end values of the unexercised “in-the-money” options that each of the Named Officers held at June 30, 2006:

	Options Exercised During Fiscal 2006		Number of Shares Underlying Unexercised Options At June 30, 2006		Value of Unexercised In-the-Money Options At June 30, 2006 (1)
Name	Number of Shares	Value Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael R. Haynes	9,000	$106,830	86,000	45,000	$771,465	$337,475

Michael J. Lewis	17,500	$204,225	18,750	18,750	$66,713	$66,713

Joseph J. Wallace	0	$--	7,500	17,500	$1,200	$11,100

(1)	Based on the closing price of the Company’s common stock on the NASDAQ Global Market on June 30, 2006, of $13.89 per share.

(2)	Value Realized represents the difference between the fair market value of the shares on the date of exercise and the exercise price.

Employment Agreement

Michael Haynes is employed as the Company’s CEO under an employment agreement which was entered into in January 2003 initially for a term of one year. The term of that employment agreement has since been extended and, unless further extended or sooner terminated, will expire on December 31, 2007. The employment agreement initially provided for the payment of a base annual salary to Mr. Haynes of $250,000. Mr. Haynes’ base annual salary was increased to $275,000, effective October 2003; to $300,000 effective July 2004; and to $340,000, effective July 2006. The employment agreement is terminable by the Company at any time, with or without cause, effective on 15 days’ prior notice to Mr. Haynes. If the Company were to exercise its right to terminate that Agreement without cause, it would become obligated to continue Mr. Haynes’ salary and health insurance benefits for a period of 12 months.

Certain Transactions

During 2006, DHRCC, Inc., which is engaged in the direct sale of rare coins, primarily at retail, and is owned by David G. Hall, who is our President and one of our Directors, and Van D. Simmons, who also is one of our Directors, paid the Company fees of $29,000 for advertising space on the Company’s website and in the Company’s coin publications and approximately $3,000 for coin grading and authentication services. Those advertising fees and authentication and grading fees were comparable to the fees charged by the Company in the ordinary course of its business to unaffiliated customers for similar services. During 2006, the Company also reimbursed DHRCC for warranty claims of approximately $53,000 in accordance with the terms of its standard coin authentication and grading warranty.

DHRCC also has subleased from the Company, through November 6, 2009, approximately 2,200 square feet of office space, located at the Company’s offices in Santa Ana, California, at a rent equal to between $1.50 and $1.75 per square foot per month. That rent was determined on the basis of and is equal to the rent that was being paid to the Company by an unaffiliated subtenant for comparable space in the same building under a sublease entered into by the Company in March 2004. Rent received under the DHRCC sublease, which commenced on March 1, 2004, totaled $41,000 in fiscal 2006.

Compensation Committee Interlocks and Insider Participation

The Members of the Compensation Committee of the Board of Directors are Deborah Farrington, A. Clinton Allen, and A. J. Bert Moyer, who are non-employee directors of the Company and have been determined by the Board of Directors to be independent directors within the meaning of the NASDAQ Listed Company Rules. No executive officer of the Company served or serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

Decisions relating to the compensation of the Company’s executive officers are made by the Compensation Committee of the Board of Directors. It is the responsibility of the Compensation Committee to assure that the executive compensation programs are reasonable and appropriate, meet their stated purposes and effectively promote the interests of the Company and its stockholders.

Compensation Philosophy and Policies for Executive Officers

The Company’s strategic goal is to become the leading provider of value-added services to the high-value collectibles and diamond and colored gemstone markets in which it operates and to expand its service offerings to other high value asset markets, and thereby to maintain a high level of revenue growth and achieve increasing profitability and, in that way, increase stockholder value. In establishing compensation programs for the Company’s executive officers, the Compensation Committee seeks to create incentives and provide rewards for performance and accomplishments by its officers that will further these goals.

The Committee’s compensation policy emphasizes competitive base salaries, annual incentive compensation or bonus plans for selected officers and management employees and long term incentive compensation in the form of stock options and restricted stock grants. Stock options are granted at exercise prices equal to the market value of the Company’s shares on the date they are granted. Since the financial reward provided by stock options is dependent on appreciation in the market value of the Company’s shares above those exercise prices, stock options reward executives for performance that results in improved market performance of the Company’s stock, which benefits all stockholders. Restricted stock grants, which to date have only been granted to Mr. Haynes, provide value to an executive based upon the market value of the stock, when the restrictions expire. With the exception of standard health insurance benefits that are available to all of its employees, the Company provides essentially no perquisites to the CEO or its other executive officers.

Base Salaries. All executive officer salaries are reviewed and evaluated at least once per year. In determining appropriate salary levels and salary increases, the Compensation Committee considers the extent to which the Company has achieved, and the extent of the executive’s contribution to the achievement of, its strategic goals, the level of responsibility of the executive, and his or her experience and other qualifications. In addition, the Committee recognizes that to be able to retain its existing executives and attract new executives, the Company must offer executive salaries that are comparable to those paid by its competitors. As a result, in setting the salaries of the Company’s CEO and the other Named Officers, the Compensation Committee also considers available data regarding compensation paid by similar companies to individuals holding positions comparable to those held by the Company’s executive officers.

Incentive Compensation. It is the Committee’s policy to establish annual incentive compensation plans for the Company’s CEO and the other Named Officers which will reward them for (a) their contributions to the Company’s financial performance, measured in relation to the Company’s annual operating plan for the year, which is initially developed by management and then is submitted to the Board of Directors for its review, possible modification and approval; and (b) their achievement of individualized objectives, generally within the executive’s area of responsibility, that are established by the Committee. In accordance with that policy, during fiscal 2006 the Compensation Committee established a Senior Management Bonus Plan for Messrs. Haynes, Lewis, Hall and Wallace. Under that Plan, the Committee established fiscal 2006 revenue and earnings goals (“performance goals”) and individualized management objectives for Messrs. Haynes, Lewis and Wallace and provided for the payment of bonuses to each of them based on the extent to which (i) the Company achieved or exceeded those performance goals and (ii) they achieved or exceeded their respective individualized management objectives. In the case of Mr. Hall, his fiscal bonus compensation under the 2006 Management Bonus Plan was tied to the contribution of the Company’s authentication and grading divisions to the Company’s earnings, because those divisions operate under Mr. Hall’s direct management supervision.

Stock Options and Equity-Based Programs. The grant of stock options and restricted stock represents the only form of long term incentive compensation that is awarded by the Company to its executive officers. As discussed above, the Committee believes that the grant of stock options and restricted stock better aligns the interests of the Company’s executive officers with those of the stockholders by rewarding the executive officers for increases in the market value of the Company’s shares. In addition, the Compensation Committee believes that stock option and restricted stock grants provide the Company with a mechanism for recruiting individuals by providing an opportunity for those officers to profit from improvements in the Company’s stock price performance that results from their contributions to the Company.

The options granted to executive officers entitle them to purchase shares of common stock, at the fair market value on the date of grant. Each stock option may become exercisable (“vests”) either immediately or over a period of time that generally ranges from one to five years as determined by the Compensation Committee at the time the option is granted; although, in most cases, vesting occurs over a four to five year period. Once vested, options remain exercisable for a stated term, generally 10 years. However, on termination of an optionee’s employment, options that have not yet become vested terminate automatically and vested options terminate three months (or, in the event such termination is due to the disability or death of the optionee, 12 months) thereafter. Restricted stock awards permit executive officers to acquire shares outright and to enjoy the benefits of a shareholder with respect to the shares subject to the award, but ordinarily provide that such shares may be reacquired by the Company, either in whole or in part, if and to the extent certain vesting requirements are not satisfied. Decisions with respect to the number of shares covered by each option grant or restricted stock award and the frequency of option grants and restricted stock awards to executives reflect the Compensation Committee’s assessment of the executive’s level of responsibility, his or her past and anticipated future contributions to the Company and the impact the executive has on decisions that affect the overall success and stock price performance of the Company.

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Tax Code”) places a limit of $1,000,000 on the amount of compensation that companies may deduct in any one year with respect to its CEO and each of the next four most highly compensated executive officers. Certain performance-based compensation approved by our stockholders, such as stock option grants under our existing stock plans, is not subject to the deduction limit. However, to maintain flexibility in compensating the Company’s executive officers in a manner designed to promote varying corporate goals, it is not a policy of the Committee that all executive compensation must be deductible.

CEO Compensation. Based on a compensation study conducted for the Committee and recommendations made to the Committee by an outside compensation planning and advisory firm and Mr. Haynes’ performance during fiscal 2006, the Compensation Committee increased Mr. Haynes’ annual salary from $300,000 to $340,000, effective July 1, 2006. Mr. Haynes also earned a bonus under the fiscal 2006 Management Bonus Plan of $98,500 based on the Company’s fiscal 2006 revenues and earnings and Mr. Haynes’ performance of the individualized management objectives established for him by the Committee for fiscal 2006. No options or other equity awards were granted to Mr. Haynes during fiscal 2006.

On September 19, 2006, based on the compensation study prepared by the Compensation Committee’s outside compensation planning and advisory firm and the Compensation Committee’s assessment of performance and contributions of Michael Haynes to the growth and performance of the Company, Mr. Haynes was granted (i) an option to purchase up to 28,000 shares at an exercise price of $13.75 per share, which was equal to the closing price of the Company’s shares on the date of grant, as reported by NASDAQ, and (ii) 26,200 shares of restricted stock, in each case pursuant to stock incentive plans that have been approved by the stockholders. The option will become exercisable, and the restricted shares will vest, in four equal annual installments, in each case beginning on September 19, 2007, subject to Mr. Haynes’ continued employment with the Company.

    Respectfully Submitted,

Deborah A. Farrington (Chair)
A. Clinton Allen
A. J. Bert Moyer

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2006 (the “2006 Financial Statements”).

The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its oversight responsibility as it relates to the Company's financial reporting, and its internal financial and accounting systems and accounting practices and policies. The Board of Directors has adopted an Audit Committee Charter that sets forth the authority and specific duties of the Audit Committee. A copy of the Charter is accessible at the Investor Relations section of our website at www.collectors.com.

In discharging its responsibility, the Audit Committee met and held discussions with management and Grant Thornton, LLP, the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2006. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

The Audit Committee has received from Grant Thornton the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management and has considered whether the independent auditors’ provision of any non-audit services was compatible with maintaining their independence.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company’s 2006 Financial Statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 filed with the Securities and Exchange Commission.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and no member of the Committee is, nor does any member of the Committee represent himself or herself to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have necessarily relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the Company’s registered independent public accounting firm included in their report on the Company’s 2006 Financial Statements.

    Respectfully Submitted,

A. J. Bert Moyer (Chair)
A. Clinton Allen
Deborah A. Farrington

Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee and Audit Committee Reports and the Performance Graph on the following page shall not be incorporated by reference into any such filings.

STOCKHOLDER RETURN COMPARISON

The following graph compares, for each of the years in the five year period ended June 30, 2006, the cumulative total returns for the Company and for (i) an index comprised of five companies classified as “Auction House/Art Dealers that were selected by the Company (the “Peer Group”), and (ii) the Russell Micro-Cap Index. The companies comprising the Peer Group and their respective trading symbols are: Richie Bros. Auctioneers (“RBA”), Sotheby's Holdings, Inc. (“BID”), Ableauctions.Com (“AAC”), Escala Group, Inc. (“ESCL”), and Gallery of History, Inc. (“HIST”). The data for this Peer Group Index was obtained from NASDAQ.

	June 30,
	2001	2002	2003	2004	2005	2006
Collectors Universe, Inc.	100	52	45	172	231	184
Peer Group Index	100	105	105	129	134	171
Russell Micro-Cap Index	100	95	99	136	140	159

This Stock Performance Graph assumes that $100 was invested, on June 30, 2001, in Company’s shares and in the shares of the companies in the Peer Group Index and in the Russell Micro-Cap Index, respectively, and that any dividends issued for the indicated periods were reinvested. Stockholder returns shown in the Stock Performance Graph are not necessarily indicative of future stock performance.

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
(Proposal No. 2)

Introduction

We are asking our stockholders to approve the Collectors Universe 2006 Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement (the “2006 Plan”), to replace the Company’s existing stock incentive plans that provide for the grant of options and restricted shares to officers, key employees, directors and outside consultants (the "Existing Plans"). Those existing stock incentive plans provide for the grant only of stock options and restricted shares. By contrast, the 2006 Plan provides for the grant, not only of stock options and restricted shares, but also of stock appreciation rights ("SARs") and restricted stock units,  Therefore, adoption of the 2006 Plan will provide the Compensation Committee greater flexibility primarily in terms of the types of equity incentives that the Committee may grant for the purpose of enabling the Company to compete more effectively for key management personnel and available collectibles experts, as well as to retain existing officers, key employees, directors and consultants.

The 2006 Plan will not increase the number of shares of the Company’s common stock (the “Shares”) available for the grant of stock incentives by the Company because, if the 2006 Plan is approved by stockholders, the authority to grant stock awards under the Company’s Existing Plans will terminate, and the 2006 Plan will authorize the issuance of up to, but not to exceed, a number of Shares equal to the sum of (i) the number of shares available for future grants of stock incentives under the Existing Plans at the time the 2006 Plan is approved and (ii) the number of shares that would otherwise become available for grant under the Existing Plans due to the cancellation of any options or the reacquisition of any unvested restricted shares that are currently outstanding under those Plans.  As of October 20, 2006, 444,000 shares were available for new grants, and 911,000 shares were the subject of outstanding stock options or unvested restricted shares, under the Existing Plans, the total of which represented approximately 16.2% of the Company’s outstanding shares as of that same date. Moreover, if any shares are issued as a result of the exercise of any currently outstanding stock options or any unvested restricted shares become vested under any of the Existing Plans, then, the number of shares that will be available for grants under the 2006 Plan will be correspondingly reduced.

The Board of Directors unanimously adopted the 2006 Plan in October 2006, based on the recommendation of the Compensation Committee. That recommendation was based, in turn, on information provided to the Compensation Committee by its outside compensation planning and advisory firm which indicated that an increasing number of companies were adopting “similar” equity incentive plans to provide their boards and compensation committees with greater flexibility to tailor equity awards (i) to provide more meaningful incentives to their officers, key employees and directors and outside consultants and (ii) to better align the interests of those persons with those of the stockholders.

Reasons for Adoption and Purposes of the 2006 Equity Incentive Plan. The Company’s primary business is the authentication and grading of high-value collectibles and other high-value assets, such as diamonds and colored gemstones. However, the number of individuals who have experience managing such a business and the number of persons who have the expertise to authenticate and grade high-value collectibles is limited, and competition for those individuals is intense. Additionally, the Board of Directors believes that an important factor that will affect the Company’s ability to implement its growth strategies and initiatives, including the expansion of our business into new markets, will be our ability to attract additional key management personnel with relevant experience in those markets. As a result, the Board of Directors believes that the Compensation Committee needs the added flexibility that the 2006 Plan will provide to be able to offer meaningful incentives that will enable the Company to compete effectively for available experts and such other key management personnel, as well as to retain existing officers and experts and other key employees, and directors and outside consultants. In the view of both the Compensation Committee and the Board of Directors, the Company’s existing stock incentive plans do not provide sufficient flexibility for these purposes and, therefore, the Board of Directors is asking stockholders to approve the 2006 Equity Incentive Plan.

Additionally, the Board of Directors believes that the grant of stock incentives, such as SARs and restricted stock units, in addition to options and restricted shares, will help the Compensation Committee to better align the interests of management and key employees with those of the Company’s stockholders, because grants of such stock incentives reward management and other key employees for performance that results in increases in the price of the Company’s Shares, which benefits our stockholders.

Moreover, it is expected that the availability of the more varied types of stock incentives under the 2006 Plan will enable the Compensation Committee to reduce the average number of shares that are the subject of stock incentive awards, particularly as compared to the number of shares that, historically, have been the subject of stock option grants under the Existing Plans. Consequently, the Board is not asking for stockholders to approve an increase in the number of shares available for stock incentive grants. Instead, if the 2006 Plan is approved, no additional stock incentive grants will be made under the Existing Plans, and the aggregate number of shares which will be issuable under the 2006 Plan will be limited to the sum of (i) 444,000 Shares, which is the number of Shares that are currently available for new grants under the Existing Plans, plus (ii) any shares that are the subject of currently outstanding options or restricted stock grants under those Plans that would again become available for grant hereafter due to the cancellation of any of those options or the reacquisition of any of those unvested restricted shares.  The Existing Plans consist of the PCGS Stock Incentive Plan, the Collectors Universe 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan and the 2005 Stock Incentive Plan.

For these reasons the Board of Directors is unanimous in its belief that adoption of the 2006 Plan is in the best interests of the Company and its stockholders and should be approved.

Vote Required for Approval of the 2006 Plan. Approval of the 2006 Plan requires the affirmative vote of the holders of a majority of the shares of common stock that are present or represented and voted on this Proposal at the Annual Meeting. Proxies solicited by the Board of Directors for which no specific instruction is given with respect to this Proposal in any proxy will be voted FOR approval of the 2006 Plan. Abstentions will have the same effect as a vote against adoption of the 2006 Plan, and broker non-votes will be treated as if they had not been voted and, therefore, will not be counted, except for quorum purposes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” APPROVAL OF THE 2006 PLAN.

Description of the 2006 Plan

The following is a summary of certain principal features of the 2006 Stock Plan. This summary does not purport to be a complete description of the 2006 Plan, and is qualified in its entirety by the full text of the 2006 Plan, which is included as Appendix A to this proxy statement and incorporated herein by reference.

Eligibility to be Granted Awards Under the 2006 Plan

The persons eligible to receive stock options, SARs,  restricted stock and restricted stock units (collectively, "Awards") under the 2006 Plan are the officers, employees and directors of, and independent contractors that provide advisory or consulting services to, the Company or any its subsidiaries or affiliates who are designated by the Committee to receive such Awards. Persons receiving Awards will enter into individual Award Agreements with the Company that contain the terms and conditions of the Awards that are established by the Committee at the time of grant.

However, the persons eligible to receive incentive stock options under the 2006 Plan are limited to the officers and other employees of the Company and any subsidiary or parent corporation of the Company. As of October 20, 2006, there were a total of 4 executive officers and approximately 220 other employees of the Company or its subsidiaries that would have been eligible to receive a grant of incentive stock options under the 2006 Plan.  An officer or employee who is granted an incentive stock option may, if otherwise eligible, be granted additional incentive stock options under the 2006 Plan, if the Committee so determines. However, if the aggregate market value of the incentive options of an optionee that become exercisable for the first time in any year were to exceed $100,000, only the first $100,000 of such options will be accorded incentive stock option treatment under the Internal Revenue Code (the “Code”). The remaining options, in that event, would be treated as nonqualified options for income tax purposes. For purposes of determining whether or not this limitation has been exceeded, such options would be valued at the fair market value of the underlying Shares determined as of the date the options were granted.

Administration

The 2006 Plan provides that it shall be administered by the Board of Directors or a Committee of the Board designated by it. The Board of Directors has designated its Compensation Committee to administer and to grant Awards under the 2006 Plan. References to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. It is intended that each member of the Committee will qualify as a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” for purposes of Section 162(m) of the Code, an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, and an “independent director” under the NASDAQ Listed Company Rules. Subject to the terms of the 2006 Plan, the Committee is authorized to select persons to receive Awards and to determine the form, amount, timing and other terms of the Awards to be granted. The Committee may delegate to one or more separate committees composed of one or more members of the Board or one or more officers of the Company its authority regarding Awards to individuals not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code. The Committee is authorized to interpret and construe the 2006 Plan and the terms and conditions of any Award granted under the Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2006 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the Plan or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan. The Committee’s determinations under the 2006 Plan need not be uniform and may be made selectively among those individuals to whom Awards have been granted under the 2006 Plan and any authorized transferee of such individuals (the “Participants”), whether or not such Participants are similarly situated. No member of the Committee or any subcommittee shall be liable for any action or determination made by the Committee or such subcommittee in good faith with respect to the 2006 Plan or any Award granted under the 2006 Plan.

Shares Available Under the 2006 Stock Plan

Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” the maximum aggregate number of Shares that may be the subject of Awards under the 2006 Plan will be equal to the sum of (i) the 444,000 Shares that are currently available for new stock option or restricted stock grants under the Existing Plans, and (ii) that number of the 911,000 Shares that are the subject of currently outstanding stock options or restricted stock awards under the Existing Plans that may become available for the grant of Awards in the future due to the cancellation of any of those options or the reacquisition by the Company of any unvested restricted shares. Accordingly, if any Shares are issued as a result of the exercise of any stock options that are currently outstanding, or if any unvested restricted shares become vested, under any of the Existing Plans, then, the number of Shares that will be available for grants of Awards under the 2006 Plan will be correspondingly reduced.

If any Award granted under the 2006 Plan should expire, terminate, or be forfeited or canceled, the Shares subject thereto shall be released and shall again be available for the grant of new Awards under the 2006 Plan. Shares that are withheld in order to satisfy federal, state, or local tax liabilities shall again become eligible for grant or issuance under the 2006 Plan. Additionally, only the number of Shares actually issued upon exercise of a SAR shall count against the above limits.

Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” the number of Shares with respect to which Awards may be made under the 2006 Plan during any fiscal year to any participant may not exceed 200,000 Shares.

The following table provides information relating to the number, and the average exercise prices, of the shares of our common stock that, as of June 30, 2006, were subject to (i) outstanding options under the Existing Plans, and (ii) outstanding options or warrants to purchase shares of common stock that have been granted to non-employee service providers (comprised principally of collectibles experts). As of June 30, 2006, no restricted shares had been granted by the Company.

	As of June 30, 2006
	Column A	Column B	Column C
	Number of Shares Issuable Upon Exercise of Outstanding Options	Weighted-Average Exercise Prices of Outstanding Options	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Existing Plans(1)	876,000	$12.69	437,000
Equity Plans for Outside Service Providers(2)	295,000	11.18	--
Total	1,171,000	$12.31	437,000

(1)	Each of the Existing Plans was approved by the Company’s stockholders within one year following its adoption by the Board of Directors.

(2)	These plans, which were adopted in 1997 and 1999 without stockholder approval, authorized the grant of options solely to non-employee collectibles experts.

Term of the 2006 Plan

Unless sooner terminated by the Board, as described below under the heading “Amendment and Termination,” the 2006 Plan will terminate 10 years after adoption by the Board, and no further Awards may be granted under the 2006 Plan after that date. The termination (or early termination) of the 2006 Plan will not affect any Awards granted prior to the termination (or early termination) of the 2006 Plan.

Repricing Prohibition

Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any stock option or SAR that would have the effect of reducing the exercise price of the subject option or the base price of the subject SAR at which such option or SAR was granted under the 2006 Plan, or otherwise approve any modification to such option or SAR that would be treated as “repricing” under the then applicable rules, regulations or listing requirements adopted by the principal exchange on which the Company’s Shares are listed for trading, unless and until the such action has been previously approved by an affirmative vote of the holders of a majority of the shares of the Company that are entitled to vote, and are so voted, on the proposal to approve such action.

Stock Options

The Committee is authorized to grant stock options, including both incentive stock options under Section 422 of the Code (“ISOs”), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options. The exercise price per Share subject to an option is determined by the Committee, but must not be less than 100% of the fair market value of a Share on the date of grant; provided, however, that with respect to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price per share subject to an ISO shall not be less than 110% of the fair market value of a Share on the date of grant. For purposes of the 2006 Plan, the term “fair market value” shall mean, except as otherwise specified in a particular Award agreement, (i) while the Shares are traded on a stock exchange which reports closing sale prices, the closing sale price of such Shares as reported by the principal exchange on which such Shares are admitted or traded on the date as of which such value is being determined or, if there is no closing sale price for such date, on the next preceding date for which a closing sale price was reported, (ii) if the Shares are not listed or admitted to trading on a stock exchange which reports closing sale prices, the average of the closing bid and ask prices for such a Share in the over-the-counter market. However, if “fair market value” cannot be determined under clause (i) or clause (ii) above, “fair market value” shall be the value determined by the Committee, on a good faith basis, using any reasonable method of valuation.

The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring cancellation of unexercised options at or following termination of employment generally will be established by the Committee in the individual Award Agreements, except that no option may have a term exceeding 10 years and no ISO granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company may have a term exceeding 5 years. Options may be exercised by payment of the exercise price in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the individual Award Agreement, which may include, without limitation, (i) by tendering previously acquired Shares which have been held by the holder of the option for at least six months having an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the Shares with respect to which the option is to be exercised, (ii) by withholding Shares otherwise issuable under such option, (iii) by payment under a broker-assisted sale and remittance program acceptable to the Committee, (iv) if permitted by applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid for the Shares and containing such terms and conditions as shall be approved by the Committee, (v) by a combination of the methods set forth in (i) through (iv) above, or (vi) by any other means that the Committee approves.

Options are nontransferable, other than upon death, in which case they may be transferred by will or the laws of descent and distribution, and generally may be exercised only by an employee while employed by the Company. If an optionee’s employment or service with the Company or any subsidiary is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time, not exceeding three months, after termination of employment, as shall be determined by the Committee at the time the options are granted. However, if the termination of employment or service is due to the optionee’s disability or death, the options that had become exercisable prior to such termination of employment or service will remain exercisable for 12 months thereafter. Upon termination of any unexercised option, the Shares subject to that option will again be available for the grant of options under the 2006 Plan.

SARs

The 2006 Plan authorizes the Committee to grant SARs entitling the recipient of an SAR to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the SAR. The grant price of a SAR is determined by the Committee, but must not be less than 100% of the fair market value of a Share on the date of grant. SARs may be granted by themselves or in tandem with grants of stock options. The maximum term of each SAR, the times at which each SAR will be exercisable, and the provisions requiring forfeiture of unexercised SARs at or following termination of employment generally are established by the Committee in the individual Award Agreements, except that each SAR shall terminate no later than the 10th anniversary of the date of grant and no SAR granted in tandem with an option may have a term exceeding the term of the related option. SARs may be exercised at such time and upon conditions determined by the Committee. Payment by the Company of the amount by which the fair market value of each SAR exercised exceeds the grant price shall be made, as determined by the Committee in its discretion, in cash, Shares, or a combination thereof, as set forth in the individual Award Agreement.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units under the 2006 Plan. A grant of restricted stock is an Award of Shares, the grant, issuance, retention and/or vesting of which is subject to certain restrictions specified by the Committee in the individual Award Agreements. A grant of restricted stock units is an Award of a right to receive, in cash or Shares, as determined by the Committee, the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to certain restrictions specified by the Committee in the individual Award Agreements. At the time of the Award, the Committee shall determine the purchase price or other consideration, if any, that will be payable for the restricted stock issuable pursuant to the Award, which may be less than 100% of the fair market value of the Company’s shares on the date of the Award, and the vesting requirements that, if not satisfied, will result in forfeiture of some or all of the Shares of restricted stock.  A Participant who has been granted restricted stock will have the rights of a stockholder with respect to the Shares of restricted stock only to the extent and subject to the restrictions provided in the Award Agreement. A Participant who has been granted restricted stock units generally will have no rights of a stockholder until Shares are issued under the Award. During the restricted period, Participants holding Shares of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. However, Shares of restricted stock ordinarily will not be transferable by a Participant unless and until such Shares become vested.

Qualified Performance-Based Awards

The Committee may make Awards that are subject to the achievement of performance goals as may be determined by the Committee and specified in the relevant Award Agreement to Participants (“Qualified Performance-Based Awards”). Award Agreements for such Awards shall contain such terms, provisions, conditions and restrictions as may be necessary to qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code.

The performance criteria for any Qualified Performance-Based Award may include any one or more of the following: (i) net revenue or revenue growth, (ii) numbers of collectibles or high value assets authenticated or graded, (iii) operating margin or profit margin or costs of revenue, (iv) operating income or net operating income, (v) earnings before interest, taxes and amortization, (vi) income or net income, (vii) cash flow, (viii) earnings per shares, (ix) return on equity, (x) total stockholder return, (xi) share price performance, (xii) return on capital, (xiii) return on assets or net assets, (xiv) return on operating revenue, (xv) market segment share, (xvi) cost containment or reduction, (xvii) comparisons of selected Company performance metrics, such as total stockholder return, to the comparable metrics of a selected peer group of companies or stock index, (xviii) customer satisfaction, or (xix) individual business objectives, either individually or in any combination. The Committee may determine such performance criteria in respect of the performance of the Company, as a whole, or of any of its subsidiaries or affiliates, or of any business unit thereof, either individually, alternatively or in any combination. Performance goals may be measured annually or cumulatively over a period of years, and may be absolute or relative.

The Plan provides, however, that notwithstanding satisfaction of any such performance criteria, to the extent specified at the time of grant of an Award, the number of Shares, stock options, SARs, shares of restricted stock, restricted stock units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation in excess of $1.0 million paid in any taxable year to the Company’s chief executive officer or any of its other four highest compensated officers (a “covered employee”). Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1.0 million deductibility cap. Additionally, stockholder approval of the 2006 Plan is designed to constitute approval of the Plan’s material features for purposes of Section 162(m) of the Tax Code. However, Awards under the 2006 Plan need not include performance criteria that satisfy Section 162(m). To the extent that Awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be based on stock price appreciation (in the case of options or SARs) or on one or more of the other factors set forth in Section 9.2 of the 2006 Plan (which may be adjusted as provided in the Plan), applied either individually, alternatively or in any combination, to either the Company as a whole or to any subsidiary or affiliate or any business unit thereof, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award. To the extent that an Award under the 2006 Plan is designated as a “Qualified Performance Based-Award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of other strategic objectives as determined by the Board.

Tax Withholding; Other Terms of Awards

The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares to be distributed will be withheld (or previously acquired Shares or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Awards granted under the 2006 Plan, if specified in a particular Award Agreement, may be transferred without consideration to such Participant’s “family member” as that term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act. At the Committee’s discretion, a particular Award Agreement may provide that the Participant shall have the right to designate a beneficiary who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. ISOs may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Changes in Capital Structure and Changes in Control

In order to preserve, but not increase, the benefits to Participants of outstanding Awards under the 2006 Plan, in the event of any change with respect to the outstanding Shares by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a change of control (as defined in the 2006 Plan), the Committee shall adjust any or all of (i) the maximum number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number and kind of Shares, units, other rights or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, (iii) the exercise or base price with respect to any Award, and (iv) any other terms of an Award that are affected by the event. Adjustments to ISOs, to the extent practicable, shall be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as performance-based compensation shall be made consistent with the requirements of Section 162(m) of the Code.

In order to preserve, but not increase, the benefits to Participants of outstanding Awards under the 2006 Plan, in the event of a change of control (as defined in the 2006 Plan), the Committee may, in its sole discretion, in individual Award Agreements, provide terms and conditions it deems appropriate for the vesting of such Awards in the event of a change of control and with respect to the assumption of such Awards or the exchange for an outstanding Award with comparable securities under another incentive plan in the event of a change of control. In the event of a change of control, and whether or not the terms of an outstanding option agreement provide for the acceleration of vesting in the event of a change of control, or to the extent the option is vested and not yet exercised, the Committee may provide for the purchase or exchange of each option for an amount of cash or property with a value equal to the spread between (i) the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the Shares underlying the option had such option been exercised immediately prior to the change of control, and (ii) the exercise price of the option. In the event of a change of control, and whether or not the terms of an outstanding SAR provide for the acceleration of vesting in the event of a change of control, or to the extent the SAR is vested and not yet exercised, the Committee may provide for the purchase or exchange of each SAR for an amount of cash or property with a value equal to the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the Shares underlying the SAR had such SAR been exercised immediately prior to the change of control. The Committee shall be entitled to, in its sole discretion, to accelerate the vesting of any or all options and SARs, and/or the lapse of the restrictions on any or all restricted stock or restricted stock units, even if the surviving entity in any change of control transaction has agreed to assume the options and SARs outstanding, or issue substitute options or restricted stock or new equity incentives in exchange for then outstanding Awards, under the 2006 Plan. In any event, upon consummation of a change of control of the Company, any options or SARs that are neither assumed by the surviving entity, with the consent of the Company, nor exercised will terminate. The Committee shall cause written notice of the Company’s execution of a definitive agreement that provides for the consummation of a change of control to be given to Participants not less than 15 days prior to the anticipated effective date of the proposed change of control transaction.

Amendment and Termination

The Board may amend, alter or discontinue the 2006 Plan and, to the extent permitted by the 2006 Plan, the Board or the Committee may amend any Award Agreement, provided, however, that the Company shall submit for stockholder approval any amendment requiring stockholder approval by NASDAQ Listed Company Rules or that would (i) increase the maximum number of Shares for which Awards may be granted under the 2006 Plan, (ii) reduce the price at which stock options may be granted below 100% of fair market value on the date of grant, (iii) reduce the option price of outstanding stock options, (iv) extend the term of the 2006 Plan, (v) change the class of persons eligible to be Participants, or (vi) increase the limits on ISOs that may be issued under the 2006 Plan and/or the number of Shares that may be the subject of Awards granted under the 2006 Plan to any one Participant during any fiscal year period. However, no amendment or alteration shall be made to the 2006 Plan or any Award Agreement that would impair the rights of any Participant, without such Participant’s consent, under any outstanding Award granted under the 2006 Plan, provided, however, that no such consent shall be required with respect to any amendment or alteration if the Committee determines, in its sole discretion, that such amendment or alteration either (a) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminishment has been otherwise adequately compensated.

Accounting Treatment

As required by Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“SFAS No. 123R”), the Company has adopted the fair value based method of accounting for stock-based employee compensation under SFAS No. 123R, effective as of July 1, 2005. In accordance with SFAS No. 123R and Accounting Principles Board (“APB”) Opinion No. 25, upon the grant of options, stock appreciation rights, restricted shares or restricted stock units pursuant to the 2006 Plan, for financial reporting purposes we will incur compensation expense that will be recognized over the vesting period of the options, stock appreciation rights, restricted shares or restricted stock units, in the case of stock options and stock appreciation rights granted under the 2006 Plan, using a fair value based method, and, in the case of restricted stock or restricted stock units granted under the 2006 Plan, by calculating the difference between the market price of the shares at the grant date and the purchase price to the grantee, if any. We are not able at this time to predict whether such compensation expense will be material, on an on-going basis, as that will depend on, among other things, the number of shares for which options, stock appreciation rights, restricted stock purchase rights or restricted stock units are granted and the prices of our common stock in the future.

U.S. Tax Aspects

The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 2006 Plan.

The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a nonqualified option. Upon exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax imposed by Section 55 of the Code. On exercising a nonqualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the Shares acquired on exercise of the option over the exercise price.

The disposition of Shares acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option and the timing of the disposition. On a disposition of Shares acquired on exercise of an ISO before the Participant has held those Shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “ISO holding periods”), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those Shares over the exercise price. On a disposition of Shares acquired on the exercise of a nonqualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant’s tax basis in the Shares. That gain or loss will be long-term if the Shares have been held for more than one year as of the date of disposition. The Participant’s tax basis in the Shares generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

Section 409A of the Code provides that participants in certain “deferred compensation” arrangements will be subject to immediate taxation and, among other penalties, will be required to pay an additional 20% tax on the value of vested deferred compensation if the requirements of Section 409A are not satisfied. Options may be considered “deferred compensation” for purposes of Section 409A unless certain requirements are met. The Company expects that options granted under the 2006 Plan will meet these requirements and will thus not be subject to Code Section 409A, but no assurances to this effect can be given.

The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the Shares for the ISO holding periods prior to disposing of the Shares.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation in excess of $1.0 million paid in any taxable year to the Company’s chief executive officer or any of its other four highest compensated officers (a “covered employee”). Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1.0 million deductibility cap. Additionally, stockholder approval of the 2006 Plan is designed to constitute approval of the Plan’s material features for purposes of Section 162(m) of the Tax Code. However, Awards under the 2006 Plan need not include performance criteria that satisfy Section 162(m).

Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant who is an officer, director or highly-compensated individual with respect to the Company, and any other compensation paid to the Participant that is contingent on a change in control of the Company and have a present value of at least three times the Participant’s average annual compensation from the Company over the prior five years (the “average compensation”). In that event, the contingent compensation that exceeds the Participant’s average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, will not be deductible by the Company and will be subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2006 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2006 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2006 Plan should consult a tax adviser as to the tax consequences of participation.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)

The Audit Committee has appointed the accounting firm of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accountants for the year ending June 30, 2007, including the audit of the Company’s consolidated financial statements for the fiscal year ending, and the audit of the effectiveness of our internal control over financial reporting as of, June 30, 2007.

As a matter of good corporate governance, the Audit Committee has determined to submit its selection of the independent audit firm to our stockholders for ratification. In the event that this selection of Grant Thornton is not ratified by the holders of a majority of the shares of common stock that are present or represented at the annual meeting and are voted on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm.

Grant Thornton performed the audit of the Company’s consolidated financial statements and the audit of the effectiveness of our internal control over financial reporting for the fiscal years ended June 30, 2006 and 2005. A representative of Grant Thornton is expected to attend the Annual Meeting, and will be afforded an opportunity to make a statement and to respond to appropriate questions from stockholders.

Audit Services Rendered in Fiscal Year 2004

The audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2004 was performed by Deloitte & Touche (“Deloitte”), which served as the Company’s independent registered public accountants for the fiscal year ended June 30, 2004. As previously reported in a Current Report that we filed with the Securities and Exchange Commission on Form 8-K dated January 26, 2005, on that date we were informed by Deloitte that it had decided to resign as the Company’s independent registered public accounting firm upon the completion of its review of the Company’s interim financial statements to be included in its Quarterly Report on Form 10-Q for our second quarter that ended on December 31, 2004. The Company was informed by Deloitte that its decision to resign was not the result of any disagreements between the Company and Deloitte on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

During the period from July 1, 2004 to January 26, 2005, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the period from July 1, 2004 to January 26, 2005 there were no reportable events as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

We provided Deloitte with a copy of the disclosure we included in our Current Report on Form 8-K reporting its resignation and, at our request Deloitte furnished us with a letter addressed to the Securities and Exchange Commission stating that Deloitte agreed with the statements that we made in that Current Report.

As also previously reported, in a Current Report dated February 8, 2005, that we had filed with the Securities and Exchange Commission, on February 8, 2005 the Audit Committee of the Company’s Board of Directors approved the appointment and engagement of Grant Thornton as the Company’s independent registered public accounting firm.

During the period from July 1, 2004 to February 8, 2005 (the date Grant Thornton was engaged), neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S−K.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee Charter, a copy of which is accessible at the Investor Relations Section of the Company’s website at www.collectors.com,  provides that our Audit Committee will pre-approve all audit and non-audit engagements of any independent registered public accounting firms, including the nature of the services to be performed and the fees for such services, either through specific approval of the Audit Committee or by its Chairman pursuant to authority specifically delegated to him by the Committee. Any engagement approved by the Chairman pursuant to delegated authority is required to be reported to the Audit Committee at its next meeting. Since the adoption of the Charter, all audit and non-audit services provided by the Company’s independent registered accounting firms have been pre-approved.

Audit and Other Fees Paid in Fiscal Years 2006 and 2005

Services Rendered by and Fees Paid to Grant Thornton in Fiscal 2006 and Fiscal 2005.

Audit Services and Fees. In fiscal 2006, Grant Thornton rendered audit services to us that consisted of (i) the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2006 and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC for the first three quarters of that year, (ii) an audit of management’s assessment of, and an audit by Grant Thornton of, the effectiveness of our internal control over financial reporting as of June 30, 2006, in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Those audit services included the audit of the Company’s accounting treatment of certain business acquisitions consummated by the Company during that year and management’s determinations of equity compensation expense recorded in fiscal 2006 pursuant to SFAS No. 123R, which became effective for the first time in fiscal 2006. Audit fees paid to Grant Thornton for these services in fiscal 2006 totaled $740,000.

During fiscal 2005, Grant Thornton rendered audit services to the Company, which consisted of (i)  the annual audit of our consolidated financial statements for the fiscal year ended June 30, 2005 and a review of our interim consolidated financial statements that were included in our Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2005, and (ii) an audit of management’s assessment of, and an audit by Grant Thornton of, the effectiveness of our internal control over financial reporting as of June 30, 2005, in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. Fees paid for those services totaled $591,000.

Audit-Related Fees.    In fiscal 2006, Grant Thornton rendered audit related services in connection with the Company’s filing with the SEC of a Registration Statement on Form S-8 under the Securities Act of 1933, for which it was paid fees of $16,000. Grant Thornton did not render nor did it receive any fees for audit related services in fiscal 2005.

Tax Fees. Grant Thornton rendered tax planning and advisory services to us in fiscal 2006, for which it was paid fees of $82,000. The Company paid no fees to Grant Thornton for tax services in fiscal 2005.

All Other Fees. The only other services rendered to us by Grant Thornton in fiscal 2006 and fiscal 2005 were accounting due diligence services in connection with our acquisition of a business that we consummated in early September 2005. Fees paid to Grant Thornton for those services in totaled $25,000 in fiscal 2006 and $47,000 in fiscal 2005.

The Audit Committee determined that the provision by Grant Thornton of the tax services and due diligence services, and the fees paid for those services, in fiscal 2006 and fiscal 2005 were compatible with maintaining Grant Thornton’s independence.

Services Rendered by and Fees Paid to Deloitte in Fiscal 2006 and Fiscal 2005.

Audit Services. In fiscal 2006, Deloitte rendered no audit services to us. No audit fees were paid to Deloitte in fiscal 2006 services. During fiscal 2005, Deloitte rendered audit services to us consisting of reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended September 30 and December 31, 2004. Audit fees paid for those fiscal 2005 services totaled $30,000.

Audit-Related Fees. In fiscal 2006, Deloitte rendered audit related services to us in connection with the incorporation, in our Annual Report on Form 10-K, of Deloitte’s opinion on our consolidated financial statements for the fiscal year ended June 30, 2004, for which it received a fee of $1,000. In fiscal 2005, Deloitte rendered audit related services to us in connection with the incorporation, by reference, of our audited financial statements for the fiscal years ended June 30, 2002, 2003 and 2004 and our unaudited interim consolidated financial statements for the six months ended December 31, 2004 and 2003, into our registration statement that we filed with the SEC to register, under the Securities Act of 1933, as amended, a total of 3,450,000 shares of our common stock for sale in a public offering that was completed in the third quarter of fiscal 2005. Deloitte’s fees for such audit related services totaled $216,000.

Tax Fees. The Company paid no fees to Deloitte for tax services in fiscal 2006. Deloitte rendered tax planning and advisory services to us in fiscal 2005, for which it was paid fees of $1,000.

All Other Fees. Deloitte did not render any other services to us in either fiscal 2006 or fiscal 2005.

The Audit Committee determined that the provision by Deloitte of audit-related and tax services, and the fees paid to Deloitte for those services, in fiscal 2006 and fiscal 2005, respectively, were compatible with maintaining Deloitte’s independence.

Vote Required for Ratification of Appointment of Independent Registered Public Accounting Firm.

Ratification of the appointment of the Company’s independent registered public accounting firm requires the favorable vote of the holders of a majority of the shares of common stock that are present or represented and voted on this Proposal at the Annual Meeting. Proxies solicited by the Board of Directors for which no specific instruction is given with respect to this Proposal in any proxy will be voted FOR ratification of the appointment of the independent registered public accounting firm. Abstentions will have the same effect as a vote against ratification of the appointment of the independent registered public accounting firm, and broker non-votes will be treated as if they had not been voted and, therefore, will not be counted, except for quorum purposes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2007.

SOLICITATION

We will pay the costs of soliciting proxies from our stockholders, and plan on soliciting proxies by mail. In order to ensure adequate representation at the Annual Meeting, Company directors, officers and employees (who will not receive any additional compensation therefor) may communicate with stockholders, brokerage houses and others by telephone, email, telegraph or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2007 Annual Meeting of Stockholders must provide us with a written copy of that proposal by no later than 120 days before the first anniversary of the release of our proxy materials for the upcoming 2007 Annual Meeting. However, if the date of our Annual Meeting in 2007 changes by more than 30 days from the date on which our 2006 Annual Meeting is held, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for our 2007 Annual Meeting. Matters pertaining to such proposals, including the number and length of such proposals, the eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the 2006 Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly submitted to a vote of stockholders at the Meeting, the proxy holders named in the enclosed proxies will have discretionary authority to vote all proxies they have received with respect to such matter in accordance with their judgment.

ANNUAL REPORT

The 2006 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of October 20, 2006. The Annual Report is not to be regarded as proxy solicitation material.

By Order of the Board of Directors

October 27, 2006                                                                                   Michael R. Haynes
Chief Executive Officer

COPIES OF THE COMPANY’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2006 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, COLLECTORS UNIVERSE, INC., P.O. BOX 6280, NEWPORT BEACH, CA 92658.

APPENDIX A

2006 EQUITY INCENTIVE PLAN

1.	PURPOSES OF THE PLAN

The purposes of the Collectors Universe, Inc. 2006 Equity Incentive Plan (the “Plan”) are:

(a)
to further align the interests of Company employees, directors and service providers with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company’s common stock and by promoting increased ownership of the Company’s common stock by such individuals; and

(b)
to enhance the Company’s ability to motivate, attract, and retain the services of officers and other key employees, and directors and consultants, upon whose judgment, interest, and special effort the successful conduct of the Company’s business is largely dependent, by enabling the Company to grant to such individuals Awards consisting not only of stock options and restricted stock, but also stock appreciation rights and restricted stock units.

In furtherance of these purposes, the Company’s Board of Directors (i) has adopted this Plan to enable the 444,000 shares of Common Stock that are currently available, and any shares that may again become available, for the grant of Awards under the Company’s Existing Stock Incentive Plans, to be available hereafter, instead, for the grant of Awards under this Plan, and (ii) has determined not to increase the number of shares that shall be available for grants of Awards by this Company.

2.	DEFINITIONS

2.1  When used with reference to the Company, the term “Affiliate” shall mean:

(a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Awards other than Incentive Options, in addition to any entity described in paragraph (a) of this Section 2.1, any other corporation, limited liability company partnership, joint venture or other entity, whether now existing or hereafter created or acquired, in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

2.2  “Award” means a Stock Option, Stock Appreciation Right (or SAR), Restricted Stock or Restricted Stock Unit granted to a Participant pursuant to the Plan. The terms “Stock Option”, “Stock Appreciation Right” (or “SAR”), “Restricted Stock” or “Restricted Stock Unit” shall have the respective meanings given to such terms in Section 5 of this Plan.

2.3  “Board” means the Board of Directors of the Company.

2.4  For purposes of this Plan, a “Change of Control” shall mean and shall be deemed to have occurred on the happening of any of the following::

(a)  the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i)  an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii)  an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares of the Company.

(b)  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof; or

(c)  the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving entity in such transaction, other than a merger, consolidation, or reorganization that would result in the persons who are beneficial owners of the Company voting securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least a simple majority of the combined voting power of the Company’s voting securities (or the voting securities of the surviving entity in such transaction) outstanding immediately after such merger, consolidation or reorganization or other similar corporate transaction; or

(d)  the sale or other disposition of all or substantially all of the assets of the Company; or

(e)  the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(f)  the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

2.5  “Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

2.6  “Committee” shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.

2.7  “Common Stock” means the Company's common stock, par value $.001 per share.

2.8  “Company” means Collectors Universe, Inc.

2.9  “Consultant” means any natural person who, in a capacity other than as an employee or Outside Director, renders bona fide advisory or consulting services to the Company or any Affiliate, pursuant to a contract entered into directly with the Company or any such Affiliate, provided, however, that the services so rendered are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.10  “Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

2.11  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of that Act.

2.12  “Existing Plans” means the Company’s stock incentive plans that were in effect on the date on which this Plan was adopted by the Company’s Board of Directors, which consist of the Company’s PCGS Stock Incentive Plan, 1999 Stock Incentive Plan, 2003 Stock Incentive Plan and 2005 Stock Incentive Plan.

2.13  “Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a)  If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Market Value shall be the closing sale price per share of Common Stock on the date of valuation on the Nasdaq Stock Market or the principal stock exchange (as the case may be) on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Market Value shall be the closing sale price per share of the Common Stock on the Nasdaq Stock Market or such principal stock exchange (as the case may be) on the next succeeding day for which a closing sale price is reported.

(b)  If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Market Value shall be the average of the closing bid and asked prices per share of the Common Stock in the over-the-counter market on the date of valuation.

(c)  If neither paragraph (a) nor (b) is applicable as of the date of valuation, then the Market Value shall be determined by the Committee in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested and affected parties.

2.14  “Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Company.

2.15  “Participants” shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.

2.16  “Plan” means this Collectors Universe, Inc. 2006 Equity Incentive Plan.

2.17  “Qualified Performance-Based Award” means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more performance goals that are based on or determined with reference to the Performance Criteria specified in Section 9.2 hereof.

2.18  “Securities Act” means the Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of that Act.

2.19  “Share” shall mean a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.

2.20  “Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

2.21  “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.            ADMINISTRATION

3.1  Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors of the Company (the “Board”). The Board shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board of Directors. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company's Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the NASDAQ Stock Market, (iii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2  Delegation and Administration.

(a)  The Committee shall have the right, from time to time, to delegate to one or more separate committees (any such committee a “Subcommittee”) composed of (a) one or more directors of the Company (who may, but need not be, members of the Committee) or (b) one or more officers of the Company, the authority to grant Awards and take the other actions described in Section 3.3 below, subject to (i) such limitations as the Committee shall determine, (ii) the requirement, in the case of a delegation of authority to a Subcommittee of one or more officers, that the resolution delegating such authority shall specify the total number of Stock Options or rights such Subcommittee may so award, and (iii) the limitation that in no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any officers or other individuals who are subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code or who have been appointed to any such Subcommittee. Any action by any such Subcommittee in accordance with and within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and, in such event, references in this Plan to the Committee shall include any such Subcommittee. Additionally any actions that may be taken by a Subcommittee composed of one or more officers of the Company shall be subject to review and approval, disapproval or modification by the Committee.

(b)  The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of shares of Common Stock upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify in the resolutions providing for such delegation. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

3.3  Powers of the Committee. Subject to the express limitations of the Plan, the Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan and to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(a)  to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein, and to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(b)  to determine which persons are eligible to be Participants in this Plan and the eligible Participants to whom Awards shall be granted hereunder and the time or times when any such Awards shall be granted to them;

(c)  to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price thereof and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or service with the Company or an Affiliate, the satisfaction of performance goals or criteria, the occurrence of certain events, or other factors as may be determined by the Committee;

(d)  to amend the terms of an Award in any manner that is not inconsistent with the Plan; provided, however, that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant's consent;

(e)  to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Qualified Performance-Based Award or other Award granted under this Plan;

(f)  to prescribe and amend the terms of the agreements or other documents evidencing Awards (“Award Agreements”) made under this Plan (which need not be identical and the terms and conditions of which may vary as determined by the Committee or any Subcommittee thereof);

(g)  to determine whether, and the extent to which, adjustments are required pursuant to Section 11 of this Plan; and

(h)  to make all other determinations deemed necessary or advisable for the administration of this Plan.

3.4  Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as a Participant under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any Participant who is employed by an entity that ceases to be an Affiliate, (ii) any leave of absence approved by the Company or any Affiliate, (iii) any change in the Participant’s status from an employee to a member of the Board or to a Consultant, or vice versa, and (iv) at the request of the Company or an Affiliate, any employee who becomes employed by any partnership, joint venture, corporation or other entity that does not meet the requirements to be an Affiliate for purposes of this Plan.

3.5  Determinations of the Committee. All decisions, determinations, interpretations and actions by the Committee regarding this Plan shall be final, binding and conclusive on all Participants and any other persons claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons eligible to become Participants and Participants, whether or not such persons or Participants are similarly situated. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6  Limitation on Liability. No member of the Committee or any Subcommittee shall be liable for any action or determination made in good faith by the Committee or such Subcommittee with respect to the Plan or any Award hereunder. No employee of the Company and no member of the Board or Committee or of any Subcommittee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board, the Committee or any Subcommittee, and any employee of the Company, with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

4.    SHARES SUBJECT TO THE PLAN

4.1  Shares Subject to the Plan.
(a)  Subject to adjustment as to the number and kind of shares pursuant to Section 11.1 hereof, the total number of shares of Common Stock may be issued under the Plan shall consist of a number of shares equal to the sum of  (i) the 444,000 Shares that remain available for issuance and are not subject to awards granted under the Company’s Existing Plans, plus (ii) any of the 911,000 Shares that, as of the effective date of this Plan, are the subject of outstanding Awards under any of the Existing Plans which again become available for grant under this Plan pursuant to the provisions of Section 4.1(b) below. If this Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock voting on the proposal to approve this Plan, the authority to grant awards under the Existing Plans shall terminate such that no additional awards or grants may be made under those Existing Plans.

(b)  For purposes of the foregoing limits on the maximum aggregate number of Shares that may be awarded or granted under this Plan, in the event that (i) all or any portion of any Award granted or offered under any of the Existing Plans or under this Plan can no longer under any circumstances be exercised or purchased, or (ii) any Shares which had been the subject of an Award Agreement under any of the Existing Plans or under this Plan are reacquired or purchased by the Company, then, the Shares that were not exercised or purchased by a Participant or that were reacquired or purchased by the Company (as the case may be) shall again be available for grant or issuance under this Plan. Shares which are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Committee) shall not count against the above limits and shall again become available for grant or issuance under the Plan. Additionally, only the number of Shares actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any shares which were designated to be used for such purposes and that are not in fact so used shall again become available for grant or issuance under the Plan.

(c)  Notwithstanding anything to the contrary contained in this Section 4.1, subject to Section 4.2 hereof, the maximum aggregate number of Shares authorized for issuance under this Plan that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 444,000 shares, plus any shares that were subject to any Awards under any of the Existing Plans that become available for grant under this Plan pursuant to Section 4.1(b) above.

4.2  Individual Participant Limitations. The maximum number of shares of Common Stock that may be the subject of Awards granted under this Plan, in the aggregate, to any one Participant during any fiscal year period shall be 200,000 shares. The foregoing limitations shall be applied on an aggregate basis taking into account Awards granted to a Participant under this Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliate now in existence or that may be adopted at any time hereafter.

5.    PLAN AWARDS

5.1  Award Types. The Committee, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Stock Appreciation Rights (or “SARs”), Restricted Stock And Restricted Stock Units. Such arrangements and benefits are sometimes referred to herein as “Awards.” The Committee, in its discretion, may determine that any Award granted hereunder shall be a Qualified Performance-Based Award (as hereinabove defined). An Award may consist of one of the following types of Awards or two or more different types of Awards in tandem or in the alternative.

(a)  Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to Award Agreement evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options pursuant to Section 422 of the Code (“Incentive Stock Options” or “ISOs”) and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.

(b)  Stock Appreciation Rights. A stock appreciation right (“Stock Appreciation Right” or “SAR”) is a right to receive value, with respect to a specified number of shares of Common Stock, equal to or otherwise based on the excess of (i) the market value of a share of Common Stock at the time of exercise over (ii) the exercise price or “base price” of the right, subject to such terms and conditions as are expressed in the Award Agreement evidencing the Award (the “SAR Agreement”). That value may be paid to the Participant in cash or shares of Common Stock as determined by the Committee and set forth in the SAR Agreement.

(c)  Restricted Stock Awards. A “Restricted Stock” Award is an award of shares of Common Stock, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the Award Agreement the Restricted Stock Award (the “Restricted Stock Agreement”).

(d)  Restricted Stock Unit. A “Restricted Stock Unit” Award is an award of a right to receive, in cash or Shares (as determined by the Committee), the market value of one Share of Common Stock, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the Award Agreement evidencing the Award (the “Restricted Stock Unit Agreement”).

5.2  Evidence of the Grant of an Award. The grant of an Award by the Committee under this Plan may be evidenced by a notice, document or other communication, in written or electronic form, as shall be approved by the Committee, subject to any requirements of law or of any rules or regulations (including accounting rules) applicable to the grant of Awards.

5.3  Suspension or Termination of Awards.

(a)  General. The Committee may specify in any Award Agreement at the time of the Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment, or that the vesting of any Award shall be subject to suspension or termination, upon the occurrence of any event or events that are specified in such Award Agreement, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include, but shall not be limited to, termination of Service for cause or any act of misconduct (as such terms are defined in the Participant’s Award Agreement), or other conduct by the Participant that is detrimental to the business or reputation of the Company.

(b)  Termination for Cause. Without limiting the generality of Section 5.3(a) above, unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant's employment or service relationship with the Company or any Affiliate shall be terminated for cause, as the same may be defined in the Award Agreement of a Participant (or by reference to a definition of cause that is included in any employment or independent contractor Agreement between the Company or any of its subsidiaries and the Participant), the Company may, in its sole discretion, immediately terminate such Participant's right to any further payments, vesting or exercisability with respect to any Award in its entirety. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, or an Outside Director, such determination shall be subject to the approval of the Board. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant's employment or service relationship for cause (as defined in the Participant’s employment or service agreement with the Company or any Award Agreement of the Participant, as the case may be), the Company may suspend the Participant's rights to exercise any Option or SAR, or receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 5.3.

5.4  Withholding. The Committee may and/or a Participant shall make arrangements acceptable to the Company for the satisfaction of any withholding tax obligations that arise under applicable federal, state, local or foreign law with respect to any Stock Option, SAR, Restricted Stock or Restricted Stock Unit Award or any sale of Shares acquired pursuant to any such Award. The Company shall not be required to issue any Shares or to recognize the disposition of any such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or a portion of the payment that would otherwise be paid to a Participant under such Award or by the Participant’s tender of Shares previously acquired by the Participant.

5.5  Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 11.1 hereof, evidenced by a majority of the votes cast, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any Stock Option or SAR that would have the effect of reducing the exercise price of such Stock Option or base price of such SAR at which such Stock Option or SAR was granted under the Plan, or otherwise approve any modification to such Stock Option or SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by NASDAQ Stock Market or the principal exchange on which the Company’s Shares are listed for trading (if other than the NASDAQ Stock Market), unless and until such action is submitted to the stockholders for their prior approval and is approved by the affirmative vote of the holders of a majority of the shares of the Company that are entitled to vote, and that are voted on, the proposal to approve such action.

6.    STOCK OPTIONS

6.1  Grant, Terms and Conditions of Stock Options. The Committee may grant Stock Options at any time and from time to time prior to the Termination Date of this Plan, as set forth in Section 13 below, to employees, Outside Directors and Consultants of the Company or any Affiliate selected by the Committee. No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options awarded under this Plan until those Shares have been issued by the Company. The terms and conditions governing and the respective rights and obligations of the Participant and the Company with respect to each Stock Option shall be evidenced only by a Stock Option Agreement (in written or electronic form) as may be approved by the Committee containing such terms and conditions, not in conflict with the express terms of this Plan, as are determined by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. Stock Options granted pursuant to this Plan need not be identical, but each must contain or be subject to the terms and conditions set forth hereinafter in this Section 6.

6.2  Exercise Price. The exercise price per share of a Stock Option shall not be less than 100 percent of the Market Value of a Share of Common Stock on the date of grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per Share that is higher than such Market Value.

6.3  Vesting of Stock Options. The Committee shall, in its discretion, prescribe the time or times at which, and the conditions upon which, a Stock Option, or portion thereof, shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued service of the Participant with the Company or any of its Affiliates for a specified time period or periods, or on the attainment of specified performance goals relating to Performance Criteria or the satisfaction of any other conditions that may be established by the Committee in its discretion.

6.4  Term of Stock Options. The Committee shall, in its discretion, prescribe in each Stock Option Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall not exceed ten (10) years from its date of grant. Except as otherwise provided in this Section 6 or as may be provided otherwise by the Committee in the Stock Option Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then an employee, director or Consultant of the Company or one of its Affiliates.

6.5  Stock Option Exercise. Subject to such terms and conditions as shall be specified in any Stock Option Agreement, a vested Stock Option may be exercised in whole or in part at any time during the term thereof by delivery of a written or transmission of an electronic notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding taxes. The exercise price of a Stock Option shall be paid in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the Stock Option Agreement, and may include, without limitation, delivery of already owned Shares that have been held by the Participant for at least six months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise), valued at the Market Value of such Shares on the date of exercise; withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option; by payment under a broker-assisted sale and remittance program acceptable to the Committee; if permitted by the Committee and applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid thereby and containing such terms and conditions as shall be approved by the Committee; by a combination of the methods described above; or by such other method or means as may be approved by the Committee.

6.6  Additional Rules for ISOs.

(a)  Eligibility. An ISO may only be granted to a Participant who is considered an employee for purposes of Treasury Regulation § 1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “Subsidiary” with respect to the Company for purposes of Section 424(f) of the Code.

(b)  Annual Limits. No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the shares of Common Stock with respect to which ISOs under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option or stock incentive plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking ISOs into account in the order in which they were granted.

(c)  Exercise Price and Term. If an ISO is granted to any 10% Stockholder, the exercise price may not be less than 110% of the Market Value of a Share of Common Stock on the date of grant and the term of the ISO may not exceed 5 years.

(d)  Termination of Employment. An Award of an ISO may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)  Nontransferability. An ISO shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)  Other Terms and Conditions. Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option Agreement for an ISO may provide that it shall be treated as a Nonqualified Stock Option to the extent that any of the requirements applicable to “incentive stock options” under the Code shall not be satisfied.

(g)  Disqualifying Dispositions. If Shares acquired by exercise of an ISO are disposed of within two years following the date of its grant or one year following the issuance of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.    STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights. A Stock Appreciation Right (or SAR) may be granted to any employee, Outside Director or Consultant selected by the Committee. SARs (a) may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event; and (b) shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of any SAR at any time.

7.2  Freestanding Stock Appreciation Rights. An SAR may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in the SAR Agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or an Affiliate for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. An SAR will be exercisable or payable at such time or times as determined by the Committee, provided that the term of an SAR shall not exceed ten (10) years from its date of grant. The exercise or “base” price of an SAR granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per Share of any such freestanding SAR shall not be less than 100 percent of the Market Value of a Share of Common Stock on the date of grant.

7.3  Tandem Stock Option/Stock Appreciation Rights. An SAR may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/SAR will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/SAR, to exercise either the Stock Option or SAR, resulting in the reduction of the corresponding number of shares of Common Stock subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option hereunder (a) shall have a base price per share equal to the per share exercise price of the Stock Option, (b) will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and (c) will expire no later than the time at which the related Stock Option expires.

7.4  Payment of Stock Appreciation Rights. An SAR will entitle the holder, upon exercise by the holder or other payment thereof by the Company, as applicable, to receive an amount determined by multiplying: (i) the excess of the Market Value of a Share of Common Stock on the date of exercise or payment of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR is exercised by the holder or is paid by the Company. Subject to any applicable requirements of Section 409A of the Code, payment of such amount may be made, as approved by the Committee and set forth in the SAR Agreement, in Shares valued at their Market Value on the date of exercise or payment, in cash, or in a combination of Shares and cash, subject to applicable tax withholding requirements.

8.	RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

8.1 Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the termination of the Plan to employees, Outside Directors and Consultants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award or an award of any Restricted Stock Units hereunder only to the extent specified in this Plan or the Restricted Stock or Restricted Stock Unit Agreement (as the case may be) evidencing such Award. The grant by the Committee of Restricted Stock or Restricted Stock Units shall be evidenced by such written or electronic notices or communications in such form as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(a)  Terms and Conditions. Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such, (ii) the purchase price (if any) of those Shares, and the methods by which payment of any purchase price may be made, (iii) the satisfaction or achievement of conditions, including but not limited to, but subject to Section 8.1(c) below, any period of service or achievement of performance goals that shall determine the number of Shares that are granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares subject to such Award as may be determined from time to time by the Committee, (v) restrictions on the transferability of the Shares, and (vi) such additional terms and conditions, all as may be determined by the Committee, in each case not inconsistent with this Plan.

(b)  Purchase Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock or Restricted Stock Units may be purchased by or awarded to a Participant, which may vary from time to time and among Participants and which may be below the Market Value of such Shares at the date of grant or issuance.

(c)  Vesting. Except as may otherwise be provided in Section 11.2 of the Plan:

(i)  Vesting Based on Continuous Service. A Restricted Stock or Restricted Stock Unit Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) in one or more installments based on the period of time that the Participant remains in the Continuous Service of the Company or an Affiliate; provided, however, that no such Restricted Stock or Restricted Stock Unit Award for which vesting is based solely on the period of the Participant’s Continuous Service (a “Time-Based Award”) shall become 100% vested sooner than (x) the completion of three (3) years of continuous service, measured from its grant date, in the case of such an Award to any officer or employee or (y) one (1) year of continuous service, measured from its grant date, in the case of such an Award to any Outside Director or Consultant.

(ii)  Performance-Based Vesting. A Restricted Stock or Restricted Stock Unit Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) on the achievement, in whole or in part, of performance goals with respect to specified Performance Criteria (a “Performance-Based Award”), in which event the minimum vesting period of such an Award shall be no less than one (1) year from its grant date.

(iii)  Time and Performance Based Awards. If a Performance-Based Award also provides that, notwithstanding a failure to achieve in full any of the specified performance goals, the Award may still become fully vested on the basis of the duration of the Participant’s Continuous Service, then, the Award may provide for a vesting period of not less than one (1) year if and to the extent the specified performance goal or goals are achieved, but also shall provide that the applicable vesting period based on the duration of Continuous Service shall not be less than three (3) years in the case of an Officer or Employee or one (1) year in the case of an Outside Director or Consultant.

(iv)  Effect of Termination of Continuous Service or Failure to Achieve Performance Goals. A Restricted Stock or Restricted Stock Unit Award shall provide, in the case of a Time-Based Award, that if the Participant’s Continuous Service terminates prior to the time that the Restricted Stock or Restricted Stock Unit Award has become fully vested, or, in the case of a performance-based Award, if any performance goal required to be achieved as a condition of vesting is not fully achieved, then, the shares of Common Stock subject to that Award that fail to vest as a result thereof may, at the Company’s election, be repurchased, in whole or in part, by the Company at a repurchase price set forth in the applicable Award Agreement, but not less than the purchase price paid by the Participant, provided, however, that if the Participant was not required to pay any purchase price for the Restricted Stock or Restricted Stock Unit Award, then, the Award Agreement may provide that, upon a failure of the vesting requirement or requirements to be satisfied, the unvested shares of Restricted Stock shall be cancelled or transferred to the Company, without the payment by the Company of any purchase price therefor.

(d)  Restrictions on Transferability. Shares granted under any Restricted Stock Award or Restricted Stock Unit Award shall be subject to transfer restrictions that prohibit the sale or other transfer, the assignment, pledge or encumbrance of any of the Shares until all applicable restrictions are removed or have expired and any applicable conditions have been satisfied as provided in the Award Agreement, unless otherwise allowed by the Committee. The Committee may provide, in any Award Agreement for the grant of any Restricted Stock Restricted Stock Units, that the certificates representing the Shares awarded thereby (i) bear a legend making appropriate reference to the transfer restrictions imposed on the Shares, and/or (ii) shall remain in the physical custody of the Company or an escrow holder approved by the Committee until all restrictions are removed or have expired or the Restricted Stock or Restricted Stock Units (as the case may be) have become vested.

(e)  Certain Provisions Applicable to Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in shares of Common Stock or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 11 hereof. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

9.	QUALIFIED PERFORMANCE-BASED AWARDS

9.1  The Committee may qualify Awards that are granted under this Plan as Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant a Qualified Performance-Based Award to a Participant, the provisions of this Section 9 shall control over any contrary provision contained in this Plan and the Award Agreement shall contain such terms, provisions, conditions and restrictions as may be necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code; provided, however, nothing herein shall preclude the Committee, in its discretion, from granting Awards under this Plan that are based on Performance Criteria or performance goals that do not satisfy the requirements of this Section 9.

9.2  Performance Criteria.

(a)  For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to the Company or any Affiliate as a whole or to any business unit of the Company or any Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) net revenue or revenue growth; (ii) numbers of collectibles or high value assets authenticated or graded; (iii) operating margin or profit margin or costs of revenue, (iv) operating income or net operating income, (v) earnings before interest, taxes and amortization, (vi) income or net income; (vii) cash flow, (viii) earnings per share, (ix) return on equity, (x) total stockholder return, (xi) share price performance, (xii) return on capital, (xiii) return on assets or net assets, (xiv) return on operating revenue, (xv) market segment share, (xvi) cost containment or reduction, (xvii) comparisons of selected Company performance metrics, such as total stockholder return, to the comparable metrics of a selected peer group of companies or stock index, (xviii) customer satisfaction; or (xix) individual business objectives.

(b)  The Committee may appropriately adjust any evaluation of performance under any Performance Criteria to exclude any of the following events that may occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (as amended) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. Notwithstanding satisfaction of any completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, shares of Restricted Stock, Restricted Stock Unit Awards or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

10.	OTHER PROVISIONS APPLICABLE TO AWARDS

10.1	Transferability.

(a)  No Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Notwithstanding the foregoing, the Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms. Notwithstanding the foregoing, however, an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code and in no event shall any Permitted Transferee of any Participant be entitled to transfer the Award in whole or in part. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10.1 shall be void and unenforceable against the Company.

(b)  Notwithstanding any provisions in this Plan to the contrary, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant's death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant's guardian or legal representative. In the event of a Participant's death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant's beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant's will or by the Participant's estate in accordance with the Participant's will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant's death.

10.2  Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

10.3  Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s), may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to the effectiveness of any such agreement or document that it shall be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

10.4  Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any shares of Common Stock issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

10.5  Affiliate Awards. In the case of a grant of an Award to any Participant who is an employee or Consultant of an Affiliate, such grant may, if the Committee so directs, be implemented by the Company’s issuance of any Shares subject to such Award to the Affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Affiliate will transfer those Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Affiliate and shall be deemed granted on such date as the Committee shall determine.

10.6  Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation and that is subject to Section 409A of the Code shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the Committee. The Award Agreement with respect to any such Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with any Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

11.         CHANGES IN CAPITAL STRUCTURE AND CHANGES OF CONTROL

11.1  Adjustments For Changes in Capital Structure. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, if there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a Change of Control, or any other change affecting the Common Stock, the Committee shall cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

11.2  Change of Control Transactions. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan in the event of a Change of Control of the Company:

(a)  The Committee shall have the discretion to provide, in each Award Agreement, such terms and conditions as it deems appropriate with respect to (i) the vesting of such Award in the event of a Change of Control, and (ii) the assumption of such Award or the exchange therefor of comparable securities under another incentive program in the event of a Change of Control. In addition, the aforementioned terms and conditions may vary from Award Agreement to Award Agreement as the Committee deems appropriate.

(b)  Whether or not the terms of an outstanding Option Agreement provide for acceleration of vesting in the event of a Change of Control, or to the extent that an Option is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change of Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change of Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change of Control, and (y) the Exercise Price of the Option.

(c)  Whether or not the terms of an outstanding SAR provide for acceleration of vesting in the event of a Change in Control, or to the extent that an SAR is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of any or each SAR for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the SAR had the SAR been exercised immediately prior to the Change in Control.

(d)  Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2, the Committee shall have the power and authority, in its sole discretion, to accelerate the vesting of any or all of the Options and SARs and/or the lapse of the restrictions on any or all of the Restricted Stock, even if the surviving entity in a Change of Control transaction agrees to assume the Options and SARs outstanding under this Plan, or issue Substitute Options or Restricted Stock or new equity incentives for the then outstanding Options, SARs or Restricted Stock. Additionally, the terms and conditions relating to the vesting of Options and SARs and the lapse of restrictions on Restricted Stock in the event of the consummation of a Change of Control may vary from Award Agreement to Award Agreement, as the Committee, in its discretion, deems appropriate.

(e)  Outstanding Options and SARs shall terminate and cease to be exercisable upon consummation of a Change of Control, except to the extent that, with the consent of the Company, the Options or SARs are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change of Control transaction.

(f)  If the Company enters into a definitive agreement that provides for the consummation of a Change of Control, the Committee shall cause written notice of such proposed Change of Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed Change of Control transaction; provided, however, that any delay in giving or any failure to give such notice shall not affect the validity of nor shall it entitle any Participant to obtain a delay or postponement in the consummation of the Change of Control transaction.

(g)  Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2 or elsewhere in this Plan, if pursuant to any of the above provisions of this Section 11.2 above, an acceleration of the vesting of any Options or SARS or the lapse of restrictions on any Restricted Stock occurs or is deemed to have occurred immediately prior to the consummation of a Change of Control, but the Change of Control transaction is terminated or abandoned, for any reason whatsoever, before consummation thereof, then such acceleration of vesting and lapse of restrictions shall be deemed to have not occurred and the vesting schedule for the Options and SARs and the schedule for lapse of restrictions on Restricted Stock, as in effect prior to such acceleration, shall be reinstated to the same extent as if no definitive agreement providing for such Change of Control Transaction had ever been entered into by the Company.

11.3  Company or Stockholder Actions Affecting the Capital Structure of the Company. Notwithstanding anything to the contrary that may be contained elsewhere in this Plan, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of shares of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or as may be provided by the Committee, (i) the issuance by the Company of shares of stock, or any class of securities convertible into shares of stock, of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in cash or property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock that are subject to Stock Options or other Awards theretofore granted under this Plan or the purchase price per share of such Common Stock, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

12.   LISTING OR QUALIFICATION OF COMMON STOCK

In the event that the Committee determines in its discretion that the listing or qualification of the shares of Common Stock available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares, then, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock or Restricted Stock Unit Award or Stock Unit Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.

13.   EFFECTIVE DATE, AMENDMENT AND TERMINATION OF THE PLAN

13.1  Effective Date. This Plan was approved by the Board of Directors in October 2006 and shall become effective immediately following approval of the Plan by the affirmative vote of the holders of a majority of the shares of stock that are entitled to vote and are voted on the proposal to approve this Plan. Such approval by the stockholders was obtained and, accordingly, the Plan became effective on _______ __, 2006.

13.2  Amendments. The Board may amend, alter or discontinue the Plan and, to the extent permitted by this Plan, the Board or the Committee may amend any Award Agreement or other document evidencing an Award made under this Plan, provided, however, that the Company shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for stockholder approval by NASDAQ or that otherwise would:

(a)  Increase the maximum number of Shares for which Awards may be granted under this Plan;

(b)  Reduce the price at which Stock Options may be granted below the price provided for in Section 6.2;

(c)  Reduce the option price of outstanding Stock Options;

(d)  Extend the term of this Plan;

(e)  Change the class of persons eligible to be Participants; or

(f)  Increase the limits in Section 4.

In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided, however, that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

13.3  Termination Date. This Plan shall remain available for the grant of Awards until _______ __, 2016, which is ten (10) years following the date the Plan became effective, or such earlier date as the Board of Directors may determine (the “Termination Date”). The termination of the Committee’s authority to grant Awards under the Plan will not affect the continued operation of the terms of the Plan or the Company’s or Participants’ rights and obligations with respect to Awards granted on or prior to such Termination Date, which Awards shall continue in effect beyond the Termination Date in accordance with their terms and the terms and provisions of this Plan.

14.	GENERAL PROVISIONS

14.1  Employment or Service. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant or to be consideration for, or an inducement to, or a condition of, the employment or engagement of any Participant by the Company. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Participant any right to continue in the employment or service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates at any time to terminate the Participant's employment or other service relationship with the Company or any Affiliate for any reason or no reason.

14.2  Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

14.3  Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation and, except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's Permitted Transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, in order to discharge its obligations under the Plan the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company's creditors or otherwise.

14.4  Other Compensation and Benefit Plans. Except as otherwise provided in Section 4.1 of this Plan, the adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of Share or equity incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award hereunder shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided to the contrary elsewhere in this Plan or by the terms of any other such plan.

14.5  Liability of the Company. The Company shall not be liable to any Participant or any other persons as to: (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or any other person due to the receipt, exercise or settlement of any Stock Option or other Award granted under this Plan.

14.6  Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant's executor, administrator and Permitted Transferees and beneficiaries.

14.7  Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

14.8  Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

14.9  Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

14.10  Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.11  Headings and References to this Plan. The Section, subsection and paragraph headings in this Plan are for convenience of reference only and shall not affect the interpretation, construction or application of the provisions of this Plan. Unless the context indicates otherwise, the terms “herein”, “hereof”, “hereinafter”, “hereto” and “hereunder” and similar terms shall refer to this Plan as a whole and not to the specific Section, paragraph or clause where such term may appear.

COLLECTORS UNIVERSE, INC.

P R O X Y

Solicited by the Board of Directors
Annual Meeting of Stockholders—December 5, 2006

The undersigned hereby revokes all previously granted proxies and appoints A. Clinton Allen, Michael R. Haynes and David G. Hall, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Collectors Universe, Inc. which the undersigned is entitled to represent and vote at the 2006 Annual Meeting of Stockholders to be held at 1921 E. Alton Avenue, Santa Ana, California 92705, at 10:00 A.M. Pacific Time on December 5, 2006, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the Annual Meeting, as directed on the reverse side of this Proxy.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, THOSE SHARES WILL BE VOTED “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THIS PROXY, “FOR” THE APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING JUNE 30, 2007. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

IMPORTANT-PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY
(continued and to be signed on other side)

ê DETACH PROXY CARD HERE ê

COLLECTORS UNIVERSE, INC.

Please mark your votes as in this example: ☒

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3

Proposal No. 1	ELECTION OF DIRECTORS:

FOR: ☐ The Nominees Named Below		WITHHOLD AUTHORITY: ☐ To Vote for All of the Nominees Named Below

A. Clinton Allen, Deborah A. Farrington, David G. Hall, Michael R. Haynes, A. J. “Bert” Moyer, Van D. Simmons and Bruce A. Stevens

(Instruction: To withhold authority to vote for any Nominee, print the Nominee’s name in the space below.)

Exceptions:

Proposal No. 2.	APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3.	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4.	IN THEIR DISCRETION, UPON OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated: , 2006

(Signature of stockholder)

(Signature if held jointly)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

é Please Detach Here é
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope